STANDARD TERMS AND CONDITIONS OF TRUST



                                       For



                       THE FIRST TRUST COMBINED SERIES 283


                              and subsequent Series



                          Effective: February 19, 2009



                                     Between


                           FIRST TRUST PORTFOLIOS L.P.
                                    Depositor



                           THE BANK OF NEW YORK MELLON
                                     Trustee



                            FIRST TRUST ADVISORS L.P.
                                    Evaluator



                            FIRST TRUST ADVISORS L.P.
                              Portfolio Supervisor


                                FTP SERVICES LLC
                            FTPS Unit Servicing Agent

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                                TABLE OF CONTENTS
                                                                                             PAGE
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PREAMBLE  1

      Form of Certificate....................................................................2

ARTICLE I          DEFINITIONS...............................................................4

      Section 1.01.    Definitions...........................................................4

ARTICLE II         DEPOSIT OF SECURITIES; ACCEPTANCE OF TRUST; FORM AND
                   ISSUANCE OF CERTIFICATES; PORTFOLIO INSURANCE FOR THE
                   INSURED TRUSTS; SEPARATE TRUSTS...........................................7

      Section 2.01.    Deposit of Securities.................................................7
      Section 2.02.    Acceptance of Trust..................................................10
      Section 2.03.    Issue of Certificates................................................10
      Section 2.04.    Form of Certificates.................................................10
      Section 2.05.    Portfolio Insurance for the Insured Trusts...........................10
      Section 2.06.    Separate Trusts......................................................11
      Section 2.07.    Letter of Credit.....................................................12

ARTICLE III        ADMINISTRATION OF FUND...................................................12

      Section 3.01.    Initial Cost.........................................................12
      Section 3.02.    Interest Account.....................................................13
      Section 3.03.    Principal Account....................................................13
      Section 3.04.    Reserve Account......................................................14
      Section 3.05.    Distribution.........................................................14
      Section 3.06.    Distribution Statements..............................................18
      Section 3.07.    Sale of Securities...................................................19
      Section 3.08.    Refunding Securities.................................................21
      Section 3.09.    Bond Counsel.........................................................22
      Section 3.10.    Notice and Sale by Trustee...........................................22
      Section 3.11.    Trustee not Required to Amortize.....................................22
      Section 3.12.    Liability of Depositor...............................................22
      Section 3.13.    Notice to Depositor..................................................22
      Section 3.14.    Limited Replacement of Special Securities............................23
      Section 3.15.    FTPS Unit Servicing Agent............................................24
      Section 3.16.    Regulated Investment Company Election; Trustee's Reliance on
                       Advice of the Trust Accountants with respect to Compliance with
                       Regulated Investment Company Rules...................................28

                                      -i-

ARTICLE IV         EVALUATION OF SECURITIES; COMPENSATION FOR EVALUATION, PORTFOLIO
                   SUPERVISION AND BOOKKEEPING AND ADMINISTRATIVE SERVICES; SUCCESSION......28

      Section 4.01.    Evaluation of Securities.............................................28
      Section 4.02.    Information for Certificateholders...................................29
      Section 4.03.    Compensation for Services Provided...................................29
      Section 4.04.    Liability of Evaluator...............................................30
      Section 4.05.    Resignation and Removal of Portfolio Supervisor and/or Evaluator
                       and/or Provider of Bookkeeping Services Described in Section 4.03;
                       Successor............................................................30

ARTICLE V          EVALUATION, REDEMPTION, PURCHASE, TRANSFER, INTERCHANGE OR
                   REPLACEMENT OF CERTIFICATES..............................................32

      Section 5.01.    Evaluation...........................................................32
      Section 5.02.    Redemptions by Trustee; Purchases by Depositor.......................33
      Section 5.03.    Transfer or Interchange of Certificates..............................35
      Section 5.04.    Certificates Mutilated, Destroyed, Stolen or Lost....................35

ARTICLE VI         TRUSTEE..................................................................36

      Section 6.01.    General Definition of Trustee's Liabilities, Rights and Duties.......36
      Section 6.02.    Books, Records and Reports...........................................39
      Section 6.03.    Indenture and List of Securities on File.............................40
      Section 6.04.    Compensation.........................................................40
      Section 6.05.    Removal and Resignation of Trustee; Successor........................41
      Section 6.06.    Qualifications of Trustee............................................42

ARTICLE VII        RIGHTS OF CERTIFICATEHOLDERS.............................................43

      Section 7.01.    Beneficiaries of Trust...............................................43
      Section 7.02.    Rights, Terms and Conditions.........................................43

ARTICLE VIII       ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS...........................43

      Section 8.01.    Amendments...........................................................43
      Section 8.02.    Termination..........................................................44
      Section 8.03.    Construction.........................................................46
      Section 8.04.    Registration of Certificates.........................................46
      Section 8.05.    Written Notice.......................................................46
      Section 8.06.    Severability.........................................................46
      Section 8.07.    Dissolution of Depositor Not to Terminate............................46
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                                      -ii-



                     STANDARD TERMS AND CONDITIONS OF TRUST


                                       FOR


                       THE FIRST TRUST COMBINED SERIES 283

                              and subsequent Series


                          Effective: February 19, 2009

        These Standard Terms and Conditions of Trust effective February 19, 2009 are executed between First Trust Portfolios L.P., as Depositor, The Bank of New York Mellon, as Trustee, FTP Services LLC as FTPS Unit Servicing Agent, and First Trust Advisors L.P., as Evaluator and Portfolio Supervisor.


                                WITNESSETH THAT:

        In consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, the Evaluator and the Portfolio Supervisor agree as follows:


                                  INTRODUCTION

        These Standard Terms and Conditions of Trust, effective February 19, 2009, shall be applicable to The First Trust Combined Series 283 and all subsequent Series established after the date of effectiveness hereof, as provided in this paragraph. For The First Trust Combined Series 283 and all subsequent Series established after the date of effectiveness hereof to which these Standard Terms and Conditions of Trust, effective February 19, 2009, are to be applicable, the Depositor, the Trustee, the Evaluator and the Portfolio Supervisor shall execute a Trust Agreement, incorporating by reference these Standard Terms and Conditions of Trust, effective February 19, 2009, and designating any exclusion from or exception to such incorporation by reference for the purposes of that Series or variation of the terms hereof for the purposes of that Series and specifying for that Series and for each Trust in such Series (i) the Securities deposited in trust, (ii) the fractional undivided interest represented by each Unit, (iii) the number of Units of the Trust, (iv) the approximate amount of the Trustee advancement with respect to any "when-issued" Securities deposited in the Trust, (v) the First General Record Date and the amount of the second distribution from the Interest Account
(vi) the First Settlement Date, (vii) the compensation of First Trust Advisors L.P.as referred to in Section 3.15 hereof and (viii) the compensation of the Trustee as referred to in Section 6.04 hereof.

        WHEREAS, the form of the Certificates shall be substantially as follows and shall indicate the Series number and the name of the Trust, as set forth in the Trust Agreement and such form shall be used for all existing Trusts for The First Trust Combined Series subsequent to the date hereof, the Standard Terms and Conditions of Trust and Trust Agreements for such existing Trusts being hereby amended to provide for such form of certificate:

                                        ____________________________________
CERTIFICATE OF OWNERSHIP                Plan of Distribution:
Evidencing an Undivided
Interest In
                                        ____________________________________


                                   FIRST TRUST

                                                                 See Reverse For
                                                             Certain Definitions

THIS IS TO CERTIFY THAT

is the owner and registered
holder of this Certificate evidencing
the ownership of

of fractional undivided interest in the above-named Trust created pursuant to certain trust instruments (the "Indenture"), copies of which are available at the office of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Certificate by virtue of the acceptance hereof assents and is bound. This Certificate is transferable and interchangeable by the registered owner in person or by his duly authorized attorney at the Trustee's office upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer and any other documents that the Trustee may require for transfer, in form satisfactory to the Trustee, and payment of the fees and expenses provided in the Indenture.

        Witness the facsimile signature of the Depositor and the manual signature of an authorized signatory of the Trustee.

                                     DATED:

FIRST TRUST PORTFOLIOS L.P., Depositor
                                        THE BANK OF NEW YORK
                                            MELLON,
                                                                        Trustee

By:                                     By:
                          President       Authorized Signatory

                                          CONTROL NO.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common        UNIF GIFT MIN ACT - _____ Custodian _____
TEN ENT   -as tenants by the entireties      (Cust)                 (Minor)
JT TEN    -as joint tenants with right   Under Uniform Gifts to Minors Act
          of survivorship and not
          as tenants in common
                                          ____________________________
                                                    State

     Additional abbreviations may also be used though not in the above list.


                              (FORM OF ASSIGNMENT)

For Value Received, ___________________________________________________________

hereby sell, assign and transfer ____ Units represented by this Certificate unto____

_______________________________________________________________________________

                                          SOCIAL  SECURITY OR OTHER IDENTIFYING
                                          NUMBER OF ASSIGNEE MUST BE PROVIDED
                                          ____________________________________


                                          ____________________________________
_______________________________________________________________________________
and does hereby irrevocably constitute and appoint

______________________________________________________________________________,
attorney, to transfer said Units on the books of the Trustee, with full power and substitution in the premises.

Dated:______________________________    _______________________________________
                                         NOTICE:  The signature(s)  to this
                                         assignment must correspond with the
                                         name(s) as written upon the face of
                                         the Certificate in every particular,
                                         without alteration or enlargement or
                                         any change whatever.
SIGNATURE(S) GUARANTEED BY

____________________________________
                    Firm or Bank
____________________________________
                Authorized Signature
_______________________________________________________________________________
Signature(s) must be guaranteed by a member or participant of the Securities Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Program (MSP).
_______________________________________________________________________________

                      ____________________________________


        NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, the Evaluator and the Portfolio Supervisor agree as follows:


                                    ARTICLE I


                                   DEFINITIONS

    Section 1.01. Whenever used in this Indenture the following words and phrases, unless the context clearly indicates otherwise, shall have the following meanings:

               (1) "Depositor" shall mean First Trust Portfolios L.P. and its successors in interest, or any successor depositor appointed as hereinafter provided.

               (2) "Trustee" shall mean The Bank of New York Mellon, or any successor trustee appointed as hereinafter provided.

               (3) "Evaluator" shall mean First Trust Advisors L.P. and its successors in interest, or any successor evaluator appointed as hereinafter provided.

               (4) "Portfolio Supervisor" shall mean First Trust Advisors L.P. and its successors in interest, or any successor portfolio supervisor appointed as hereinafter provided.

               (5) "Certificate" shall mean any one of the certificates executed by the Trustee and the Depositor evidencing ownership of an undivided fractional interest in a Trust.

               (6) "Certificateholder" shall mean the registered holder of any Certificate as recorded on the books of the Trustee, his legal representatives and heirs and the successors of any corporation, partnership or other legal entity which is a registered holder of any Certificate and as such shall be deemed a beneficiary of the related Trust created by the Trust Agreement to the extent of his pro rata share thereof. Certificateholder shall also mean the registered holder of any Units issued in book-entry form, including, without limitation, The Depository Trust Company ("DTC"), or its nominee, with respect to Units deposited registered to it on the transfer records of the Trustee and deposited with DTC in accordance with its standard procedures.

               (7) "Contract Securities" shall mean Securities which are to be acquired by the Fund pursuant to contracts, including (i) Securities listed in Schedule A to the Trust Agreement and (ii) additional or New Securities which the Depositor has contracted to purchase for the Fund pursuant to Sections 2.01 or 3.14 hereof.

               (8) "Securities" shall mean such of the interest-bearing, tax-exempt obligations, including delivery statements relating to "when-issued" and/or "regular-way" contracts, if any, for the purchase of certain obligations and certified or bank check(s) or letter(s) of credit sufficient in amount or availability required for such purchase, deposited in irrevocable trust and listed in Schedule A of the Trust Agreement, additional Securities deposited pursuant to Section 2.01 hereof, and any obligations received in exchange, substitution or replacement for such obligations pursuant to Sections 3.08 and 3.14 hereof, as may from time to time continue to be held as a part of the Trust Fund.

               (9) "Trust Fund" or "Fund" shall mean the collective Trusts created by the Trust Agreement, which shall consist of the Securities held pursuant and subject to the Indenture, together with all undistributed interest received or accrued thereon, any undistributed cash realized from the sale, redemption, liquidation or maturity thereof or the proceeds of insurance, if any, received in respect thereof. Such amounts as may be on deposit in the Reserve Account hereinafter established shall be excluded from the Trust Fund.

              (10) "Trust" or "Trusts" shall mean the separate trust or trusts created by the Trust Agreement, the Securities constituting the portfolio of which are listed in Schedule A attached thereto. "Insured Trust" shall mean a Trust in a Fund which has obtained Insurance, as such term is defined in Section 1.01(12). The various series of Trusts with the word "Intermediate" in the title may also be referred to herein as an "Intermediate Trust" and the various series of Trusts with the words "Short Intermediate" in the title may also be referred to herein as a "Short Intermediate Trust".

              (11) "Trust Agreement" shall mean the Trust Agreement for the particular series of the Fund into which this Standard Terms and Conditions is incorporated.

              (12) "Insurance" shall mean the contract or policy of insurance described in Section 2.05 hereof obtained by certain Trusts of the Fund guaranteeing the payment when due of the principal of and interest on the Securities held pursuant and subject to this Indenture, together with the proceeds, if any, thereof payable to or received by the Trustee for the benefit of such Trusts and the Certificateholders thereof except that Insurance shall not include the individual policies of insurance on the Securities in certain Trusts which policies have been obtained by the issuers or prior owners of such Securities (the "Pre-Insured Securities").

              (13) "Insurer" shall mean the issuer of the contract or policy of Insurance obtained by certain Trusts of the Fund protecting such Trusts and the Certificateholders thereof against nonpayment when due of the principal of and interest on any Security held by the Trustee as part of the Fund.

              (14) "Unit" in respect of any Trust shall mean the fractional undivided interest in and ownership of the Trust equal initially to the fraction specified in Part II of the Trust Agreement, and the denominator of which (i) shall be increased by the number of additional Units issued pursuant to Section 2.01, and (ii) shall be decreased by the number of any such Units redeemed as provided in Section 5.02.

              (15) "Indenture" shall mean these Standard Terms and Conditions of Trust as originally executed or, if amended as hereinafter provided, as so amended, together with the Trust Agreement creating a particular series of the Fund.

              (16) "Prospectus" shall mean the prospectus relating to the Trust Fund filed with the Securities and Exchange Commission pursuant to Rule 497(b) under the Securities Act of 1933, as amended, and dated the date of the Trust Agreement.

              (17) "Business Day" shall mean any day other than a Sunday or, in the City of New York, a legal holiday or a day on which banking institutions are authorized by law or executive order to close.

              (18) Words importing singular number shall include the plural number in each case and vice versa, and words importing persons shall include corporations and associations, as well as natural persons.

              (19) The words "herein," "hereby," "herewith," "hereof," "hereinafter," "hereunder," "hereinabove," "hereafter," "heretofore" and similar words or phrases of reference and association shall refer to this Indenture in its entirety.

              (20) "FTPS Unit" shall mean Units which are purchased through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC or for which FTP Services LLC is acting as FTPS Unit Servicing Agent.

              (21) "FTPS Unit Servicing Agent" shall mean FTPS Services LLC or any successor FTPS Unit servicing agent appointed as hereinafter provided.

              (22) "Percentage Ratio" with respect to each Security in a Trust is that percentage derived by dividing the principal amount of such

        Security included in the initial deposit made pursuant to Section 2.01(a) by the total principal amount of all Securities included in such deposit. The Percentage Ratio shall be adjusted to the extent necessary to reflect the occurrence of an event which affects the capital structure of the issuer of the Security or a sale of a Security made pursuant to Section 3.07.

              (23) "Unit holder" shall mean the registered holder of any Unit, whether or not in certificated form, as recorded on the registration books of the Trustee.


                                   ARTICLE II


                   DEPOSIT OF SECURITIES; ACCEPTANCE OF TRUST;
                       FORM AND ISSUANCE OF CERTIFICATES;
           PORTFOLIO INSURANCE FOR THE INSURED TRUSTS; SEPARATE TRUSTS

    Section 2.01. Deposit of Securities. (a) The Depositor, on the date of the Trust Agreement, has deposited with the Trustee in trust the Securities listed in Schedule A to the Trust Agreement in bearer form or duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form to be held, managed and applied by the Trustee as herein provided. The Depositor agrees to pay the total purchase price of all the Securities and shall deliver the Securities listed on said Schedule A to the Trustee which were represented by delivery statements at the time of the execution and delivery of the Trust Agreement within 90 days after said execution and delivery, or if the contract to buy such Securities between the Depositor and seller is terminated by the seller thereof for any reason beyond the control of the Depositor, the Depositor shall forthwith take the remedial action specified in Section 3.14.

       (b) From time to time following the Initial Date of Deposit, the Depositor is hereby authorized, in its discretion, to assign, convey to and deposit with the Trustee additional Securities, in bearer form or duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form (or Contract Obligations relating to such Securities), to be held, managed and applied by the Trustee as herein provided. Such deposit of additional Securities shall be made, in each case, pursuant to a Notice of Deposit of Additional Securities from the Depositor to the Trustee. The Depositor, in each case, shall ensure that each deposit of additional Securities pursuant to this Section shall be, as nearly as is practicable, in the identical ratio as the Percentage Ratio for such Securities as is specified in the Prospectus for the Trust and the Depositor shall ensure that such Securities are identical to those deposited on the Initial Date of Deposit. The Depositor shall deliver the additional Securities which were not delivered concurrently with the deposit of additional Securities and which were represented by Contract Obligations within 10 calendar days after such deposit of additional Securities (the "Additional Securities Delivery Period"). If a contract to buy such Securities between the Depositor and seller is terminated by the seller thereof for any reason beyond the control of the Depositor or if for any other reason the Securities are not delivered to the Trust by the end of the Additional Securities Delivery Period for such deposit, the Trustee shall immediately draw on the Letter of Credit, if any, in its entirety, apply the monies in accordance with Section 2.01(d), and the Depositor shall forthwith take the remedial action specified in Section 3.14. If the Depositor does not take the action specified in Section 3.14 within 10 calendar days of the end of the Additional Securities Delivery Period, the Trustee shall forthwith take the action specified in
Section 3.14.

       (c) In connection with the deposits described in Section 2.01 (a) and
(b), the Depositor has deposited, in the case of Section 2.01(a) deposits, and, prior to the Trustee accepting a Section 2.01(b) deposit, will deposit cash and/or Letter(s) of Credit in an amount sufficient to purchase the Contract Obligations (the "Purchase Amount") relating to Securities which are not actually delivered to the Trustee at the time of such deposit, the terms of which unconditionally allow the Trustee to draw on the full amount of the available Letter of Credit. The Trustee may deposit such cash or cash drawn on the Letter of Credit in a non-interest-bearing account for the Trust.

       (d) In the event that the purchase of Contract Obligations pursuant to any contract shall not be consummated in accordance with said contract or if the Securities represented by Contract Obligations are not delivered to the Trust in accordance with Section 2.01(a) or 2.01(b) and the monies, or, if applicable, the monies drawn on the Letter of Credit, deposited by the Depositor are not utilized for Section 3.14 purchases of New Securities, such funds, to the extent of the purchase price of Failed Contract Obligations for which no Replacement Security was acquired pursuant to Section 3.14, plus all amounts described in the next succeeding two sentences, shall be credited to the Principal Account and distributed pursuant to Section 3.05 to Unit holders of record as of the Record Date next following the failure of consummation of such purchase. The Depositor shall cause to be refunded to each Unit holder his pro rata portion of the sales charge levied on the sale of Units to such Unit holder attributable to such Failed Contract Obligation. The Depositor shall also pay to the Trustee, for distribution to the Unit holders, interest on the amount of the purchase price to the Trust of the Failed Contract Obligation, at the rate of 5% per annum to the date the Depositor notifies the Trustee that no Replacement Security will be purchased or, in the absence of such notification, to the expiration date for purchase of a Replacement Security specified in Section
3.14. Any amounts remaining from monies drawn on the Letter of Credit which are not used to purchase New Securities or are not used to provide refunds to Unit holders shall be paid to the Depositor.

       (e) The Trustee is hereby irrevocably authorized to effect registration or transfer of the Securities in fully registered form to the name of the Trustee or to the name of its nominee or to hold the Securities in a clearing agency registered with the Securities and Exchange Commission, in a book entry system operated by the Federal Reserve Board, with an Eligible Foreign Custodian or in an Eligible Securities Depository.

       (f) In connection with and at the time of any deposit of additional Securities pursuant to this Section 2.01, the Depositor shall exactly replicate Cash (as defined below) received or receivable by the Trust as of the date of such deposit. For purposes of this paragraph, "Cash" means, as to the Principal Account, cash or other property (other than Securities) on hand in the Principal Account or receivable and to be credited to the Principal Account as of the date of the deposit (other than amounts to be distributed solely to persons other than holders of Units created by the deposit) and, as to the Income Account, cash or other property (other than Securities) received by the Trust as of the date of the deposit or receivable by the Trust in respect of interest or other income accrued, or distributions declared but not received, as of the date of the deposit, reduced by the amount of any cash or other property received or receivable on any Security allocable (in accordance with the Trustee's calculation of the monthly distribution from the Income Account pursuant to

Section 3.05) to a distribution made or to be made in respect of a Record Date occurring prior to the deposit. Such replication will be made on the basis of a fraction, the numerator of which is the number of Units created by the deposit and the denominator of which is the number of Units which are outstanding immediately prior to the deposit.

       (g) Notwithstanding anything to the contrary herein, subject to the requirements set forth in this Section 2.01(g) and unless the Prospectus otherwise requires, the Depositor may, on any Business Day (the "Trade Date"), subscribe for additional Units as follows:

               (i) Prior to the Evaluation Time on such Business Day, the Depositor shall provide notice (the "Subscription Notice") to the Trustee, by telephone or by written communication, of the Depositor's intention to subscribe for additional Units. The Subscription Notice shall identify the additional Securities to be acquired (unless such additional Securities are a precise replication of the then existing portfolio) and shall either (a) specify the quantity of additional Securities to be deposited by the Depositor on the settlement date for such subscription or (b) instruct the Trustee to purchase additional Securities with an aggregate value as specified in the Subscription Notice.

              (ii) Promptly following the Evaluation Time on such Business Day, the Depositor shall verify with the Trustee the number of additional Units to be created.

             (iii) Not later than the time on the settlement date for such subscription when the Trustee is to deliver or assign the additional Units created hereby, the Depositor shall deposit with the Trustee (a) any additional Securities specified in the Subscription Notice (or contracts to purchase such additional Securities together with cash or a Letter of Credit in the amount necessary to settle such contracts) or
        (b) cash or a Letter of Credit in an amount equal to the aggregate value of the additional Securities specified in the Subscription Notice to be purchased by the Trustee, and adding and subtracting the amounts specified in the third and fourth sentences of Section 5.01 (exclusive of the value of Trust Securities), computed as of the Evaluation Time on the Business Day preceding the Trade Date divided by the number of Units outstanding as of the Evaluation Time on the Business Day preceding the Trade Date, times the number of additional Units to be created.

              (iv) Neither the Trustee nor Unit holders of the Trust will be responsible for any loss resulting from the failure of the Depositor to take such action required by paragraph (iii) above.

               (v) In the event the Depositor fails to take such action required by paragraph (iii) above, the Trustee shall, on the settlement date for such subscription, settle the securities transactions specified in the Subscription Notice to the extent assets are available in the Trust or from sales of the additional Units created by such deposit.

    Section 2.02. Acceptance of Trust. The Trustee hereby declares it holds and will hold each Trust as Trustee in trust upon the trusts herein created for the use and benefit of the Certificateholders, subject to the terms and conditions of this Indenture.

    Section 2.03. Issue of Certificates. The Trustee hereby acknowledges receipt of the deposit referred to in Section 2.01 and simultaneously with the receipt of said deposit has executed and delivered to or on the order of the Depositor, Certificates substantially in the form above recited representing the ownership of the number of Units of each Trust specified in Part II of the Trust Agreement.

    Section 2.04. Form of Certificates. Each Certificate referred to in Section
2.03 is, and each Certificate hereafter issued shall be, in substantially the form hereinabove recited, numbered serially for identification, in fully registered form, transferable only on the books of the Trustee as herein provided, executed either manually or in facsimile by an authorized signatory of the Trustee and in facsimile by the President or one of the Vice Presidents of the Depositor and dated the date of execution and delivery by the Trustee.

    Section 2.05. Portfolio Insurance for the Insured Trusts. Concurrently with the delivery to the Trustee of the Securities in each Insured Trust listed in Schedule A to the Trust Agreement, the Insurer has delivered to and deposited with the Trustee a municipal bond unit investment trust portfolio insurance policy to protect each Insured Trust and the Certificateholders thereof against nonpayment of principal and interest when due on any Security or Securities (except for Pre-Insured Securities which are not covered by Insurance) while held by the Trustee in the portfolio of such Trust.

        The Trustee shall take all action deemed necessary or advisable in connection with the Insurance to continue such Insurance in full force and effect and shall pay all premiums due thereon, including the initial premium, all in such manner as in its sole discretion shall appear to result in the most protection and least expense to such Trust.

        Under the terms of the policy, the Insurance may not be canceled by the Insurer. The Trustee shall deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account and pay to the Insurer the amount of any premium to which it is at the time entitled to receive. The Trustee will deliver a check to the Insurer in an amount which represents the premium due on such policy (or policies) from the date of deposit to the first business day of the succeeding month and thereafter agrees to pay by check drawn on a New York City depository on the first business day of each month, the full amount of each monthly installment of premium. The Insurer's right to the payment of premiums from Trust funds held by the Trustee in accordance with the terms of the policy is absolute (except when payment is withheld in good faith by the Trustee in the event of dispute over the amount thereof) and shall constitute a lien on an Insured Trust prior to the interest of the Certificateholders, but no failure on the part of the Trustee to make such payment of principal or installment thereof to the Insurer shall result in a cancellation of the Insurance or otherwise affect the right of any Certificateholder under the policy to have any amounts of principal and interest paid by the Insurer to the Trustee to be held as part of an Insured Trust when the same are not paid when due by the issuer of a Security or Securities held by the Trustee as part of such Insured Trust.

        With each payment of premium or installment thereof, the Trustee shall notify the Insurer of all Securities (except for Pre-Insured Securities which are not covered by Insurance) which during the expiring premium period were redeemed from or sold by each Insured Trust.

        The insurance policy provides that at all times while a Security is held by an Insured Trust, the Insurer shall pay to the Trustee any amounts of principal and interest due, but not paid, by the issuer of a Security (except for Pre-Insured Securities which are not covered by Insurance). The Trustee shall promptly notify the Insurer of any nonpayment or of any written notice directed to the Trustee of threatened nonpayment of principal or interest and the Insurer shall within 30 days after receipt of such notice make payment to the Trustee of all amounts of principal and interest at that time due, but not paid.

        Payments of principal and interest assumed by the Insurer under the policy shall be made as required by the related Security or Securities, except in the event of a sale of any such Security or Securities by the Trustee under
Section 3.07, 5.02 or 6.04, or a termination of this Indenture and the respective Insured Trust created hereby under Section 8.02, prior to the final maturity of such Security or Securities, in each of which events, upon notice from the Trustee, the Insurer shall promptly make payment of the accrued interest on such Security or Securities to the Trustee and shall be relieved of further obligation to the Trustee thereon.

        Upon the making of any payment referred to in the preceding paragraphs, the Insurer shall succeed to the rights of the Trustee under the Security or Securities involved to the extent of the payments made at that time, or any time subsequent thereto, and shall continue to make all payments required by the terms of such Security or Securities to the extent that funds are not provided therefor by the issuer thereof. Upon the payment of any amounts by the Insurer, occasioned by the nonpayment thereof by the issuer, the Trustee shall execute and deliver to the Insurer any receipt, instrument or document required to evidence the right of the Insurer in the Security or Securities involved to payment of principal and/or interest thereon to the extent of the payments made by the Insurer to the Trustee.

        With respect to Pre-Insured Securities in the respective Trusts of the Fund, the Trustee shall promptly notify the respective insurance company of any nonpayment of principal or interest on such Pre-Insured Securities and if the respective insurance company should fail to make payment to the Trustee within 30 days after receipt of such notice, the Trustee shall take all action against the respective insurance company and/or issuer as instructed by the Depositor to collect all amounts of principal and interest at that time due, but not collected.

        The Trustee shall also take such action required under Section 5.02 hereof with respect to Permanent Insurance, as defined in such Section 5.02 in connection with the sale of the Securities from an Insured Trust.

    Section 2.06. Separate Trusts. The Trusts created by this Indenture are separate and distinct trusts for all purposes and the assets of one Trust may not be commingled with the assets of any other nor shall the expenses of any Trust be charged against the other. The Certificates representing the ownership of an undivided fractional interest in one Trust shall not be exchangeable for certificates representing the ownership of an undivided fractional interest in any other.

    Section 2.07. Letter of Credit. The Trustee shall not accept any Letter of Credit under this Indenture unless the stated expiration date of the Letter of

Credit is at least thirty days from the respective date of deposit of Contract Obligations pursuant to Section 2.01(a) or 2.01(b). The Trustee is authorized to downpost the amount available under the Letter of Credit, if any deposited by the Depositor by an amount equal to the purchase price of the Contract Obligations representing Securities delivered to the Trust on the date of delivery of such Securities.


                                   ARTICLE III


                             ADMINISTRATION OF FUND

    Section 3.01. Initial Cost. Subject to reimbursement as hereinafter provided, the cost of organizing the Trust and the sale of the Trust Units shall be borne by the Depositor, provided, however, that the liability on the part of the Depositor under this section shall not include any fees or other expenses incurred in connection with the administration of the Trust subsequent to the deposit referred to in Section 2.01. At the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period (as certified by the Depositor to the Trustee), the Trustee shall withdraw from the Account or Accounts specified in the Prospectus or, if no Account is therein specified, from the Principal Account, and pay to the Depositor the Depositor's reimbursable expenses of organizing the Trust in an amount certified to the Trustee by the Depositor. In no event shall the amount paid by the Trustee to the Depositor for the Depositor's reimbursable expenses of organizing the Trust exceed the estimated per Unit amount of organization costs set forth in the Prospectus for the Trust multiplied by the number of Units of the Trust outstanding at the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period; nor shall the Depositor be entitled to or request reimbursement for expenses of organizing the Trust incurred after the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period. If the cash balance of the Principal Account is insufficient to make such withdrawal, the Trustee shall, as directed by the Depositor, sell Securities identified by the Depositor, or distribute to the Depositor Securities having a value, as determined under
Section 4.01 as of the date of distribution, sufficient for such reimbursement. The reimbursement provided for in this section shall be for the account of Unit holders of record at the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period. Any assets deposited with the Trustee in respect of the expenses reimbursable under this Section 3.01 shall be held and administered as assets of the Trust for all purposes hereunder. The Depositor shall deliver to the trustee any cash identified in the Statement of Net Assets of the Trust included in the Prospectus not later than the expiration of the Delivery Period and the Depositor's obligation to make such delivery shall be secured by the letter of credit deposited pursuant to Section 2.01. Any cash which the Depositor has identified as to be used for reimbursement of expenses pursuant to this Section 3.01 shall be held by the Trustee, without interest, and reserved for such purpose and, accordingly, prior to the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period, shall not be subject to distribution or, unless the Depositor otherwise directs, used for payment of redemptions in excess of the per Unit amount payable pursuant to the next sentence. If a Unit holder redeems Units prior to the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period, the Trustee shall pay the Unit holder, in addition to the Redemption Value of the tendered Units, unless otherwise directed by the Depositor, an amount equal to the estimated per Unit cost of organizing the Trust set forth in the Prospectus, or such lower revision thereof most recently communicated to the Trustee by the Depositor pursuant to
Section 5.01, multiplied by the number of Units tendered for redemption; to the extent the cash on hand in the Trust is insufficient for such payments, the Trustee shall have the power to sell Securities in accordance with Section 5.02. As used herein, the Depositor's reimbursable expenses of organizing the Trust shall include the cost of the initial preparation and typesetting of the registration statement, prospectuses (including preliminary prospectuses), the indenture, and other documents relating to the Trust, SEC and state blue sky registration fees, the cost of the initial valuation of the portfolio and audit of the Trust, the costs of a portfolio consultant, the initial fees and expenses of the Trustee, and legal and other out-of-pocket expenses related thereto, but not including the expenses incurred in the printing of preliminary prospectuses and prospectuses, expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses.

    Section 3.02. Interest Account. The Trustee shall collect the interest on the Securities in each Trust as such becomes payable (including all interest accrued but unpaid prior to the date of deposit of the Securities in trust and including that part of the proceeds of the sale, liquidation, redemption or maturity of any Securities or insurance thereon, if any, which represents accrued interest thereon) and credit such interest to a separate account for each Trust to be known as the "Interest Account".

    Section 3.03. Principal Account. (a) The Securities in each Trust and all moneys (except moneys held by the Trustee pursuant to subsection (b) hereof) other than amounts credited to the Interest Account, received by the Trustee in respect of the Securities in each Trust, including insurance thereon, if any, shall be credited to a separate account for each Trust to be known as the "Principal Account".

       (b) Moneys and/or irrevocable letters of credit required to purchase Contract Securities or deposited to secure such purchases are hereby declared to be held specially by the Trustee for such purchases and shall not be deemed to be part of the Principal Account until (i) the Depositor fails to timely purchase a Contract Security and has not given the Failed Contract Notice (as defined in Section 3.14) at which time the moneys and/or letters of credit attributable to the Contract Security not purchased by the Depositor shall be credited to the Principal Account; or (ii) the Depositor has given the Trustee the Failed Contract Notice at which time the moneys and/or letters of credit attributable to failed contracts referred to in such Notice shall be credited to the Principal Account; provided, however that if the Depositor also notifies the Trustee in the Failed Contract Notice that it has purchased or entered into a contract to purchase a New Security (as defined in Section 3.14), the Trustee shall not credit such moneys and/or letters of credit to the Principal Account unless the New Security shall also have failed or is not delivered by the Depositor within two business days after the settlement date of such New Security, in which event the Trustee shall forthwith credit such moneys and/or letters of credit to the Principal Account. The Trustee shall in any case forthwith credit to the Principal Account, to the extent of moneys, or moneys then available under any letter of credit, deposited by the Depositor, and/or cause the Depositor to deposit in the Principal Account, the difference, if any, between the purchase price of the failed Contract Security and the purchase price of the New Security, together with any sales charge and accrued interest applicable to such difference (or applicable to the failed Contract Security if no New Security is deposited) and distribute such moneys to Certificateholders pursuant to Section 3.05.

        The Trustee shall give prompt written notice to the Depositor and the Evaluator of all amounts credited to or withdrawn from the Principal Account and the balance in such Account after giving effect to such credit or withdrawal.

    Section 3.04. Reserve Account. From time to time, the Trustee shall withdraw from the cash on deposit in the Interest Account or the Principal Account of the appropriate Trust such amounts as it, in its sole discretion, shall deem requisite to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Such amounts so withdrawn shall be credited to a separate account for each Trust which shall be known as the "Reserve Account". The Trustee shall not be required to distribute to the Certificateholders any of the amounts in the Reserve Account; provided, however, that if it shall, in its sole discretion, determine that such amounts are no longer necessary for the payment of any applicable taxes or other governmental charges, then it shall promptly deposit such amounts in the account from which withdrawn, or if the Trust Fund shall have terminated or shall be in the process of termination, the Trustee shall distribute same in accordance with Section 8.02(d) and (e) to each Certificateholder such holder's interest in the Reserve Account.

    Section 3.05. Distribution. The Trustee, as of the "First Settlement Date," as set forth in the section entitled "Summary of Essential Information" in the Prospectus, shall advance from its own funds and shall pay to the Depositor the amount of interest accrued to such date on the Securities deposited in the respective Trusts, net of a proportionate amount of Trust expenses attributable to the period between the date of the Trust Agreement and the First Settlement Date. The Trustee, as of the "First Settlement Date," shall also advance to the Trust from its own funds and distribute to the Depositor the amount specified in the section entitled "Fee Table" in the Prospectus, which is the amount by which the Trustee's fee is reduced and Trust expenses assumed by the Trustee in respect of interest accrued on "when-issued" Securities and on Contract Securities delivered to the Trustee subsequent to the First Settlement Date pursuant to Section 6.04. The Trustee shall be entitled to reimbursement, without interest, for such advancements from interest received by the respective Trusts before any further distributions shall be made from the Interest Account to Certificateholders of the respective Trusts. Subsequent distributions shall be made as hereinafter provided.

        The second distribution of funds from the Interest Accounts of the respective Trusts shall be in the amount specified in Part II of the Trust Agreement and shall be made on the twenty-fifth day of the month after the "First General Record Date," as defined in Part II of the Trust Agreement, to all Certificateholders of record of the respective Trusts as of the First General Record Date. For all subsequent semiannual distributions, the "Record Date" is hereby fixed to be the tenth day of June and December of each year.

        As of the tenth day of each month of each year commencing the First General Record Date, the Trustee shall with respect to each Trust:

               (a) deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account and pay to itself individually the amounts that it is at the time entitled to receive pursuant to Section 6.04;

               (b) deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account and pay to the Evaluator the amount that it is at the time entitled to receive pursuant to Section 4.03;

               (c) deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account and pay to bond counsel, as hereinafter provided for, an amount equal to unpaid fees and expenses, if any, of such bond counsel pursuant to Section 3.09, as certified to by the Depositor;

               (d) deduct from the Interest Account or to the extent funds are not available in such Account, from the Principal Account and pay to the Portfolio Supervisor the amount that it is entitled to receive pursuant to Section 3.15; and

               (e) deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account and pay to the FTPS Unit Servicing Agent the amount that it is entitled to receive pursuant to Section 3.15.

        For monthly distributions, the share of the balance in the Interest Account to be distributed to a Certificateholder shall be computed as of the tenth day of each month, commencing with the first such day subsequent to the First General Record Date (the "Monthly Record Date"). The Trustee shall distribute by mail to each Certificateholder of record as of the close of business on such Monthly Record Date at the post office address appearing on the registration books of the Trustee such Certificateholder's pro rata share of the balance of the Interest Account as computed herein on or shortly after the twenty-fifth day of such month to the Certificateholder of record on such date of computation (the "Monthly Distribution Date"). For purposes of this Section 3.05, the Unit holder's Interest Distribution shall be equal to such Unit holder's pro rata share of the balance of the Interest Account calculated as of the prior Record Date, on the basis of one-twelfth of (i) the annual interest of the Trust for the ensuing twelve months estimated by reference to the distributions made on the Securities during the preceding calendar quarter (as adjusted for any information with respect to future distributions received by the Trustee prior to such Record Date) less (ii) the fees and expenses then deductible pursuant to Section this 3.05 and (iii) the Trustee's estimate of other expenses properly chargeable to the Interest Account pursuant to the Indenture which have accrued, as of such Record Date, or are otherwise properly attributable to the period to which such Interest Distribution relates. The Trustee shall advance out of its own funds and deposit in and credit to the Interest Account on each Distribution Date, to the extent that there is not sufficient cash in the Interest Account, the additional amount, if any, anticipated by the Trustee to be necessary to make the Interest Distribution as specified in the preceding sentence; the Trustee shall be entitled to be reimbursed from the Interest Account without interest when funds are available therein from income on any of the Securities, including upon the sale of Securities to meet redemptions, for any and all amounts advanced by it pursuant to this paragraph. The Trustee shall be deemed to be the beneficial owner of the income of the Trust to the extent such income is required to reimburse the Trustee for amounts advanced by it pursuant to this paragraph; amounts payable to the Trustee in respect of such advances shall be secured by a lien on the Trust prior to the interests of Unit holders. In the event any issuer of Securities fails to make an anticipated distribution, or there is a disposition of Securities or other event that reduces the net income which will be received from that estimated by the Trustee, the Trustee shall, on the Record Date or Record Dates next following the Trustee's determination that such event has occurred, reduce the amount of the next following distribution or distributions by such amount as will enable the Trustee to recover any advances to the Trust referable to the anticipated receipt of such unrealized income. As determined by the Trust's independent registered public accounting firm, the Trustee shall adjust the December distribution from the Interest and Principal Accounts as may be necessary so that the Trust distributions during the calendar year equal an amount necessary to avoid paying any regulated investment company excise tax during such year. The Trustee is authorized to reduce the following January distribution by the amount of any such increase.

        In lieu of the monthly distributions of interest provided above, and if provided for in the Trust's Prospectus, a Certificateholder may elect to receive payments semiannually from the Interest Account, represented by the Units in a Certificate. The second distribution, however, shall be made to all holders of Certificates as hereinabove specified regardless of the payment option selected.

        Certificateholders desiring to receive semiannual distributions and who purchase their Certificates prior to the Record Date for the second distribution may elect at the time of purchase to receive distributions on a semiannual basis by notice to the Trustee. Such notice shall be effective with respect to subsequent distributions until changed by further notice to the Trustee. Any such further notice, in order to be effective, shall be transmitted to the Trustee on a form provided by the Trustee not more than 30 nor less than 10 days before the end of the month of May in any calendar year, which notice shall be accompanied by surrender of the Certificate to which it relates. Changes may be made only as herein provided and will become effective as of June 11 in each year, to continue until further notice.

        For semiannual distributions, the share of the balance in the Interest Account to be distributed to a Certificateholder who has elected to receive semiannual distributions after the first and second distributions shall be computed as of the tenth day of June and December, commencing with the first such day subsequent to the date of the Certificate and distribution made as provided herein on or shortly after the twenty-fifth day of June or December of the month of computation. Such distribution shall be computed on the basis of the interest accrued, per Unit, subsequent to the preceding computation date less deduction of the estimated costs and expenses attributable to such period.

        To the extent practicable, the Trustee shall allocate the expenses of each Trust among Units of such Trust, giving effect to differences in administrative and operational cost among those who have chosen to receive distributions monthly or semiannually.

        In the event the amount on deposit in the Interest Account of a Trust for a semiannual distribution is not sufficient for the payment of the amount of interest to be distributed to Certificateholders participating in such distribution on the basis of the aforesaid computations, the Trustee shall advance its own funds and cause to be deposited in and credited to the Interest Account such amounts as may be required to permit payment of the semiannual distribution to be made as aforesaid and shall be entitled to be reimbursed, without interest, out of interest received by such Trust subsequent to the date of such advance and subject to the condition that any such reimbursement shall be made only under conditions which will not reduce the funds in or available for the Interest Account to an amount less than required for the next ensuing distribution of interest except where advances were made by the Trustee on Securities which have defaulted and the interest on which is then uncollectable (either from the issuer of the Securities or the Insurer), in which case the Trustee may reimburse itself for such advances as promptly as possible and reduce, as necessary, the amount of the interest distribution. Distributions to Certificateholders who are participating in one optional plan for distribution of interest shall not be affected because of advancements by the Trustee for the purpose of equalizing distributions to Certificateholders participating in a different plan.

        Distributions of amounts represented by the cash balance in the Principal Account for each Trust shall be computed as of the tenth day of each month commencing with the First General Record Date. On the twenty-fifth day of each month in which such computation is made, or within a reasonable period of time thereafter, the Trustee shall distribute by mail to each Certificateholder of record at the close of business on the date of computation (the Record Date) at his post office address such holder's pro rata share of the cash balance of the Principal Account as thus computed. The Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $1.00 per Unit.

        If the Depositor (i) fails to replace any failed Special Security (as defined in Section 3.14), or (ii) is unable or fails to enter into any contract for the purchase of any New Security in accordance with Section 3.14, the Depositor shall pay to the Trustee and the Trustee shall distribute, to the extent of the monies credited to the Principal Account pursuant to Section 3.03(b) or supplied by the Depositor pursuant to this Section to all Certificateholders of Units in the respective Trust the principal and accrued interest (at the coupon rate of the relevant Security to the date the Depositor is notified of the failure) and sales charge attributable to such Special Securities at the next monthly distribution date which is more than thirty days after the expiration of the Purchase Period (as defined in Section 3.14) or at such earlier time or in such manner as the Trustee in its sole discretion deems to be in the best interest of the Certificateholders.

        If any contract for a New Security in replacement of a Special Security shall fail, the Depositor shall pay to the Trustee and the Trustee shall distribute to the extent of the monies credited to the Principal Account pursuant to Section 3.03(b) or supplied by the Depositor pursuant to this Section, the principal and accrued interest (at the coupon rate of the relevant Special Security to the date the Depositor is notified of the failure) and sales charge attributable to the Special Security to the Certificateholders of Units in the respective Trust at the next monthly distribution date which is more than thirty days after the date on which the contract in respect of such New Security failed or at such earlier time or in such earlier manner as the Trustee in its sole discretion determines to be in the best interest of the Certificateholders.

        If, at the end of the Purchase Period, less than all moneys attributable to a failed Special Security have been applied or allocated by the Trustee pursuant to a contract to purchase New Securities, the Trustee shall distribute the remaining moneys to Certificateholders of Units in the respective Trust at the next monthly distribution date which is more than thirty days after the end of the Purchase Period or at such earlier time thereafter as the Trustee in its sole discretion deems to be in the best interest of the Certificateholders.

        The amounts to be so distributed to each Certificateholder of a Trust shall be that pro rata share of the balance of the Interest and Principal Accounts of such Trust, computed as set forth above, as shall be represented by the Units evidenced by the outstanding Certificate or Certificates registered in the name of such Certificateholder.

        In the computation of each such share, fractions of less than one cent shall be omitted. After any such distribution provided for above, any cash balance remaining in the Interest Account or the Principal Account of a Trust shall be held in the same manner as other amounts subsequently deposited in each of such Accounts, respectively.

        For the purpose of distribution as herein provided, the holders of record on the registration books of the Trustee at the close of business on each Record Date shall be conclusively entitled to such distribution, and no liability shall attach to the Trustee by reason of payment to any such registered Certificateholder of record. Nothing herein shall be construed to prevent the payment of amounts from the Interest Account and the Principal Account of a Trust to individual Certificateholders by means of one check, draft or other proper instrument, provided that the appropriate statement of such distribution shall be furnished therewith as provided in Section 3.06 hereof.

    Section 3.06. Distribution Statements. With each distribution from the Interest or Principal Accounts of a Trust, the Trustee shall set forth, either in the instrument by means of which payment of such distribution is made or in an accompanying statement, the amount being distributed from each such account, expressed as a dollar amount per Unit of such Trust.

        Within a reasonable period of time after the last business day of each calendar year, the Trustee shall furnish to each person who at any time during such calendar year was a Certificateholder of a Trust a statement setting forth, with respect to such calendar year and with respect to such Trust:

               (A) as to the Interest Account:

                       (1) the amount of interest received on the Securities,

                       (2) the amounts paid for purchases of New Securities
               pursuant to Section 3.14 and for redemptions pursuant to Section 5.02,

                       (3) the deductions for payment of applicable taxes and
               fees and expenses, including amounts paid for updating of the Trust's registration statement which shall be separately identified, and

                       (4) the balance remaining after such distributions and
               deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year;

               (B) as to the Principal Account:

                       (1) the dates of the sale, maturity, liquidation or
               redemption of any of the Securities and the net proceeds received therefrom, excluding any portion thereof credited to the Interest Account,

                       (2) the amount paid for purchases of New Securities
               pursuant to Section 3.14 and for redemptions pursuant to Section 5.02,

                       (3) the deductions for payment of applicable taxes and
               fees and expenses, including amounts paid for updating of the Trust's registration statement which shall be separately identified, and

                       (4) the balance remaining after such distributions and
               deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year; and

               (C) the following information:

                       (1) a list of the Securities as of the last Business Day
               of such calendar year,

                       (2) the number of Units outstanding on the last Business
               Day of such calendar year,

                       (3) the Unit Value based on the last Trust Fund
               evaluation made during such calendar year, and

                       (4) the amounts actually distributed during such calendar
               year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Dates for such distributions.

    Section 3.07. Sale of Securities. If necessary, in order to maintain the sound investment character of a Trust, the Depositor which may rely on the recommendation of the Portfolio Supervisor, may direct the Trustee to sell or liquidate Securities in such Trust at such price and time and in such manner as shall be determined by the Depositor, provided that the Depositor or Portfolio Supervisor has determined that any one or more of the following conditions exist:

               (a) that there has been a default on such Securities in the payment of principal or interest, or both, when due and payable;

               (b) that any action or proceeding has been instituted at law or equity seeking to restrain or enjoin the payment of principal or interest on any such Securities, attacking the constitutionality of any enabling legislation or alleging and seeking to have judicially determined the illegality of the issuing body or the constitution of its governing body or officers, the illegality, irregularity or omission of any necessary acts or proceedings preliminary to the issuance of such Securities, or seeking to restrain or enjoin the performance by the officers or employees of any such issuing body of any improper or illegal act in connection with the administration of funds necessary for debt service on such Securities or otherwise; or that there exists any other legal question or impediment affecting such Securities or the payment of debt service on the same;

               (c) that there has occurred any breach of covenant or warranty in any resolution, ordinance, trust indenture or other document, which would adversely affect either immediately or contingently the payment of debt service on such Securities, or their general credit standing, or otherwise impair the sound investment character of such Securities;

               (d) that there has been a default in the payment of principal of or interest on any other outstanding obligations of an issuer of such Securities;

               (e) that in the case of Securities which are revenue bonds, the revenues and income of the facility or project or other special funds expressly charged and pledged for debt service on any such Securities shall fall substantially below the estimated revenues or income calculated by the engineers or other proper officials charged with the acquisition, construction or operation of such facility or project, so that, in the opinion of the Depositor as evidenced in writing to the Trustee, the retention of such Securities would be detrimental to the sound investment character of the Trust Fund and to the interest of the Certificateholders;

               (f) that the price of any such Securities had declined as a result of credit factors, so that in the opinion of the Depositor as evidenced in writing to the Trustee, the retention of such Securities would be detrimental to the Trust Fund and to the interest of the Certificateholders;

               (g) that such Securities are the subject of an advanced refunding. For the purposes of this Section 3.07(g), an "advanced refunding" shall mean when refunding bonds are issued and the proceeds thereof are deposited in an irrevocable trust to retire the Securities on or before their redemption date;

               (h) that as of any Record Date any of the Securities are scheduled to be redeemed and paid prior to the next succeeding Monthly Distribution Date; provided, however, that as the result of such redemption the Trustee will receive funds in an amount sufficient to enable the Trustee to include in the next distribution from the Principal Account at least $1.00 per Unit;

               (i) that the Federal tax exemption on such Securities has been lost; or

               (j) that the sale of Securities is necessary or advisable: (i) in order to maintain the qualification of the Trust as a regulated investment company in the case of a Trust which has elected to qualify as such; or (ii) to provide funds to make any distribution from such a Trust for a taxable year in order to avoid imposition of any income or excise taxes on undistributed income in the Trust.

        If the Trust is an Insured Trust, the Depositor shall also consider whether any insurance that may be applicable to the Securities cannot be relied upon to provide the principal and interest protections intended to be afforded by such insurance.

        In the event the Depositor has directed the Trustee to sell a Security from an Insured Trust, the Trustee shall exercise its right to purchase a policy providing for permanent insurance (a "Permanent Insurance Policy") if the Depositor determines that such purchase and payment of related premium will result in a net realization for the Insured Trust greater than would the sale of the Security without the purchase of a Permanent Insurance Policy with respect to such Security and shall pay an amount equal to the premium payable for such Permanent Insurance Policy to the Insurer at the time and in the manner required by such Permanent Insurance Policy. Such premium shall be payable only from the sale of such Securities.

        Upon receipt of such direction from the Depositor, upon which the Trustee shall rely, the Trustee shall proceed to sell or liquidate the specified Securities in accordance with such direction; provided, however, that the Trustee shall not sell or liquidate any Securities upon receipt of a direction from the Depositor that it has determined that the conditions in subdivision (h) above exist, unless the Trustee shall receive on account of such sale or liquidation the full principal amount of such Securities, plus the premium, if any, and the interest accrued and to accrue thereon to the date of the redemption of such Securities.

        The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale made pursuant to any such direction or by reason of the failure of the Depositor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell or liquidate any Securities under this Section 3.07 except to the extent otherwise required by Section 3.10 of this Indenture.

    Section 3.08. Refunding Securities. In the event that an offer shall be made by an obligor of any of the Securities in a Trust to issue new obligations in exchange and substitution for any issue of Securities pursuant to a plan for the refunding or refinancing of such Securities, the Depositor shall instruct the Trustee in writing to reject such offer and either to hold or sell such Securities, except that if (i) the issuer is in default with respect to such Securities, (ii) in the opinion of the Depositor, given in writing to the Trustee, the issuer will probably default with respect to such Securities in the reasonably foreseeable future, or (iii) the Trust has elected to qualify as a regulated investment company, the Depositor shall instruct the Trustee in writing to accept or reject such offer or take any other action with respect thereto as the Depositor may deem proper. Any obligation so received in exchange shall be deposited hereunder and shall be subject to the terms and conditions of this Indenture to the same extent as the Securities originally deposited hereunder. Within five days after such deposit, notice of such exchange and deposit shall be given by the Trustee to each Certificateholder of such Trust, including an identification of the Securities eliminated and the securities substituted therefor.

    Section 3.09. Bond Counsel. The Depositor may employ from time to time as it may deem necessary a firm of attorneys for any legal services that may be required in connection with the disposition of underlying Securities pursuant to
Section 3.07 or the substitution of any Securities for underlying Securities as the result of any refunding permitted under Section 3.08. The fees and expenses of such bond counsel shall be paid by the Trustee from the Interest and Principal Accounts of the applicable Trust as provided for in Section 3.05(d) hereof.

    Section 3.10. Notice and Sale by Trustee. If at any time the principal of or interest on any of the Securities shall be in default and not paid or provision for payment thereof shall not have been duly made within 30 days, either pursuant to the Insurance, if any, or otherwise, the Trustee shall notify the Depositor thereof. If within 30 days after such notification the Depositor has not given any instruction to sell or hold or has not taken any other action in connection with such Securities, the Trustee may in its discretion sell such Securities forthwith, and the Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of such sale.

    Section 3.11. Trustee not Required to Amortize. Nothing in this Indenture, or otherwise, shall be construed to require the Trustee to make any adjustments between the Interest and Principal Accounts by reason of any premium or discount in respect of any of the Securities.

    Section 3.12. Liability of Depositor. The Depositor shall be under no liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture or for errors in judgment, but shall be liable only for its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Depositor may rely in good faith on any paper, order, notice, list, affidavit, receipt, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, bond counsel or any other persons pursuant to this Indenture and in furtherance of its duties.

    Section 3.13. Notice to Depositor. In the event that the Trustee shall have been notified at any time of any action to be taken or proposed to be taken by holders of the Securities (including but not limited to the making of any demand, direction, request, giving of any notice, consent or waiver or the voting with respect to any amendment or supplement to any indenture, resolution, agreement or other instrument under or pursuant to which the Securities have been issued) the Trustee shall promptly notify the Depositor and shall thereupon take such action or refrain from taking any action as the Depositor shall in writing direct; provided, however, that if the Depositor shall not within five Business Days of the giving of such notice to the Depositor direct the Trustee to take or refrain from taking any action, the Trustee shall take such action as it, in its sole discretion, shall deem advisable. Neither the Depositor nor the Trustee shall be liable to any person for any action or failure to take action with respect to this Section 3.13.

    Section 3.14. Limited Replacement of Special Securities. If any contract in respect of Contract Securities in a Trust other than a contract to purchase a New Security (as defined below), including those purchased on a "when, as and if issued" basis, shall have failed due to any occurrence, act or event beyond the control of the Depositor or the Trustee (such failed Contract Securities being herein called the "Special Securities"), the Depositor shall notify the Trustee (such notice being herein called the "Failed Contract Notice") of its inability to deliver the failed Special Security to the Trustee after it is notified that the Special Security will not be delivered by the seller thereof to the Depositor. Prior to, or simultaneously with, giving the Trustee the Failed Contract Notice, or within a maximum of twenty days after giving such Notice

(such twenty-day period being herein called the "Purchase Period"), the Depositor shall, if possible, purchase or enter into the contract, if any, to purchase an obligation to be held as a Security hereunder (herein called the "New Security") as part of the Fund in replacement of the failed Special Security, subject to the satisfaction of all of the following conditions in the case of each purchase or contract to purchase:

               (a) The New Securities (i) shall be tax-exempt bonds issued by states, counties, territories or municipalities of the United States or authorities or political subdivisions thereof, (ii) shall have a fixed maturity date (whether or not entitled to the benefits of any sinking, redemption, purchase or similar fund) not exceeding the date of maturity of the Special Securities they replace and not less than ten years after the date of purchase or, in the case of the Intermediate Trust, or a Short Intermediate Trust, not less than 5 years and 3 years, respectively, from the Date of Deposit, (iii) must be purchased at a price that results in a current return as of the Date of Deposit at least equal to that of the Special Securities they replace, (iv) must be purchased at a price that results in a yield to maturity as of the Date of Deposit at least equal to that of the Special Securities they replace, (v) shall be payable as to principal and interest in United States currency, (vi) shall not be a "when, as and if issued" Security, and (vii) shall have the benefit of exemption from state taxation on interest to an equal or greater extent than the Special Securities they replace.

               (b) Each New Security shall be rated at least "BBB" or better in the case of the Insured Trusts and "A" or better in the case of other Trusts by Standard & Poor's Ratings Group or "Baa" or better in the case of the Insured Trusts and "A" or better in the case of other Trusts by Moody's Investors Service, Inc., or comparably rated by any other nationally recognized credit rating service rating debt obligations which shall be designated by the Depositor and shall be satisfactory to the Trustee.

               (c) The principal amount of the New Securities (exclusive of accrued interest) shall not exceed the principal attributable to the Special Securities.

               (d) With respect to the Insured Trusts, each New Security shall be a Pre-Insured Security or acceptable to the Insurer to be included under the respective Trust's Insurance and will be so included upon acquisition by the Trust or, in the case of a Trust in which all Securities are not insured by a portfolio insurance policy but are Pre-Insured Securities, shall be a Pre-Insured Security.

               (e) The Depositor shall promptly furnish a notice to the Trustee (which may be part of the Failed Contract Notice) in respect of the New Securities purchased or to be purchased that shall (i) identify the New Securities, (ii) state that the contract to purchase, if any, entered into by the Depositor is satisfactory in form and substance, and (iii) state that the foregoing conditions of clauses (a) through (d) have been satisfied with respect to the New Securities.

        Upon satisfaction of the foregoing conditions with respect to any New Security, the Depositor shall pay the purchase price for the New Security from its own resources or, if the Trustee has credited any moneys and/or letters of credit attributable to the failed Special Security to the Principal Account of such Trust, the Trustee shall pay the purchase price of the New Security upon directions from the Depositor from the moneys and/or letters of credit so credited to the Principal Account. If the Depositor has paid the purchase price and, in addition, the Trustee has credited moneys of the Depositor to the Principal Account of such Trust, the Trustee shall forthwith return to the Depositor the portion of such moneys that is not properly distributable to Certificateholders pursuant to Section 3.05.

        Whenever a New Security is acquired by the Depositor pursuant to the provisions of this Section 3.14, the Trustee shall, within five days thereafter, mail to all Certificateholders of the respective Trust notices of such acquisition, including an identification of the failed Special Securities and the New Securities acquired. The purchase price of the New Securities shall be paid out of the principal attributable to the failed Special Securities. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any purchase made pursuant to any such directions and in the absence of such directions the Trustee shall have no duty to purchase any New Securities under this Indenture. The Depositor shall not be liable for any failure to instruct the Trustee to purchase any New Securities or for errors of judgment in respect of this Section 3.14; provided, however, that this provision shall not protect the Depositor against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

        Notwithstanding anything to the contrary in this Section 3.14, no substitution of New Securities will be made without an opinion of counsel that such substitution will not adversely affect the federal, state or local income tax status of the Trust, if such New Securities when added to all previously purchased New Securities in the Trust exceeds 15% of the principal amount of Securities initially deposited in the Trust.

    Section 3.15. FTPS Unit Servicing Agent. (a) FTP Services LLC acts as record keeper, shareholder servicing agent and distribution agent for Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. ("FTPS Units"). The FTPS Unit Servicing Agent shall perform all of the duties with respect to recordkeeping of FTPS Units and FTPS Unit holders, distributions, redemption of FTPS Units and communications to and with FTPS Unit holders listed below.

       (1) The FTPS Unit Servicing Agent shall keep proper books of record and account of all of the transactions in the FTPS Units of each Trust under this Indenture at its corporate office, including a record of the name and address of, and the FTPS Units issued by each Trust and held by, every FTPS Unit holder, and such books and records of each Trust shall be made available to the Trustee and the Depositor promptly upon request and open to inspection by any FTPS Unit holder of such Trust, with respect to such FTPS Unit holders transactions, at all reasonable times during usual business hours. Without limiting the foregoing, the FTPS Unit Servicing Agent shall make any records or documents described in Reg. 270.31(a)-1 under the Investment Company Act of 1940 available promptly to the Trustee and the Depositor upon request during usual business hours and will preserve such records and documents for the periods prescribed in Reg. 270.31(a)-2 thereunder.

       (2) The FTPS Unit Servicing Agent shall distribute on or shortly after the Distribution Dates specified in the Trust Agreement to each FTPS Unit holder of record on its books on the Record Date for each such Distribution Date specified in the Trust Agreement such FTPS Unit holder's distribution as computed under the Standard Terms and Conditions of Trust.

       (3) In connection with such distributions set forth above, the FTPS Unit Servicing Agent shall furnish a Distribution Statement to FTPS Unit holders of record on its books. The content and frequency of such Distribution Statements shall in no respect be less detailed or frequent than that specified in Section
3.06 hereof.

       (4) The FTPS Unit Servicing Agent shall transmit to each FTPS Unit holder of record any notice or other communication received from the Trustee and shall be solely responsible for soliciting and transmitting to the Trustee any notice required from FTPS Unit holders.

       (5) For purposes of permitting FTPS Unit holders to satisfy any reporting requirements of applicable federal or state tax law, the FTPS Unit Servicing Agent shall provide the Trustee with the name, address, number of FTPS Units held by, and such other information as requested by the Trustee, for every FTPS Unit holder so that the Trustee can transmit to any FTPS Unit holder of record on the FTPS Unit Servicing Agent's books any reports required to be distributed pursuant to Section 4.02 of the Standard Terms and Conditions of Trust. The Trustee may rely on the accuracy and completeness of the information (including any records or documents made available) provided to it by the FTPS Unit Servicing Agent and may accept such information without inquiry. Each of the Depositor and the FTPS Unit Servicing Agent hereby agree, jointly and severally, to indemnify the Trustee and hold Trustee harmless from and against any and all costs, expenses, penalties, damages, liabilities or claims including attorneys' and accountants' fees sustained or incurred by or asserted against the Trustee by reason of or as a result of any of the information provided to the Trustee by the FTPS Unit Servicing Agent being inaccurate or incomplete. This indemnity shall be a continuing obligation of each of the Depositor and the FTPS Unit Servicing Agent, and their successors and assigns, notwithstanding the termination of this Trust Agreement.

       (6) The FTPS Unit Servicing Agent shall distribute to redeeming FTPS Unit holders of record on its books redemption proceeds it receives pursuant to
Section 5.02 of the Standard Terms and Conditions of Trust from the Trustee as the sole record owner of FTPS Units on the Trustee's books.

       (7) The FTPS Unit Servicing Agent shall distribute to FTPS Unit holders of record on its books a pro rata portion of termination proceeds it receives pursuant to Section 8.02 of the Standard Terms and Conditions of Trust from the Trustee as the sole record owner of FTPS Units on the Trustee's books.

       (8) In connection with such termination distributions set forth above, the FTPS Unit Servicing Agent shall furnish a Final Distribution Statement to FTPS Unit holders of record on its books. The content of such Final Distribution Statements shall in no respect be less detailed than that specified in Section
8.02 hereof.

       (9) As requested by the Depositor and/or the Trustee, the FTPS Unit Servicing Agent shall perform such other functions which, from time to time, are agreed upon by the parties hereto and which may give rise to additional fees.

       (b) As compensation for providing the services set forth herein, of a character described in Section 26(a)(2)(C) of the Investment Company Act of 1940, and to the extent that such services are in addition to, and do not duplicate, the services to be performed by the Trustee, FTP Services LLC shall receive, in arrears, against a statement or statements therefore submitted to the Trustee monthly or annually an aggregate annual fee in the per Unit amount set forth in Part II of the Trust Agreement for the Trust, calculated based on the largest number of Units outstanding during the calendar year, except during the initial public offering as determined in Section 4.01 of the Standard Terms and Conditions of Trust, in which case the fee is calculated based on the largest number of Units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which FTP Services LLC provides services described herein during less than the whole of such year). Such fee may exceed the actual cost of providing such services for the Trust, but at no time will the total amount received by FTP Services LLC for rendering the services described in this Section 3.15 and First Trust Advisors L.P. for rendering the services described in Section 4.03 to unit investment trusts of which the Depositor is the sponsor in any calendar year exceed the aggregate cost to FTP Services LLC and First Trust Advisors L.P. of supplying such services in such year. Such compensation may, from time to time, be adjusted by the Depositor provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unit holder hereunder shall not be required for any such adjustment or increase. Such compensation shall be paid by the Trustee, upon receipt of an invoice therefore from FTP Services LLC, which shall constitute the representation by FTP Services LLC that the bookkeeping and administrative services for which compensation is claimed are properly compensable hereunder and that the aggregate cost incurred by FTP Services LLC of providing FTPS Unit shareholder servicing hereunder was not less than the compensation claimed, upon which representation the Trustee may conclusively rely. Such compensation shall be charged against the Interest and/or Principal Accounts, in accordance with Section 3.05 hereof.

        If the cash balance in the Interest and Principal Accounts shall be insufficient to provide for amounts payable pursuant to this Section 3.15, the Trustee shall have the power to sell (i) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (ii) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 3.15.

        All moneys payable to the FTPS Unit Servicing Agent pursuant to this
Section 3.15 shall be secured by a lien on the Trust prior to the interest of Unit holders, but no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 6.04 hereof.

       (c) The FTPS Unit Servicing Agent shall be under no liability for any action taken in good faith on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document, whether or not of the same kind, prima facie properly executed, or for the disposition of moneys, pursuant to this Indenture, except by reason of its own negligence, lack of good faith or willful misconduct, provided that the FTPS Unit Servicing Agent shall not in any event be liable or responsible for any evaluation made by the Evaluator.

       (d) Except as the context otherwise requires, the FTPS Unit Servicing Agent shall be subject to the provisions of Section 4.05 herein in the same manner as it would if it were the Evaluator.

       (e) The FTPS Unit Servicing Agent shall be indemnified ratably by the affected Trust and held harmless against any loss or liability accruing to it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the operations of the Trust, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises, including without limitation any loss, liability or expense incurred in acting pursuant to written directions to the FTPS Unit Servicing Agent given by the Trustee or Depositor from time to time in accordance with the provisions of this Indenture or in undertaking actions from time to time which the FTPS Unit Servicing Agent deems necessary in its discretion to protect the Trust and the rights and interests of the FTPS Unit holders pursuant to the terms of this Indenture.

       (f) The FTPS Unit Servicing Agent shall conduct its operations in a manner that is compatible with the current operational procedures and requirements of the Trustee (including, without limiting the foregoing, the provision and receipt of data in such format and meeting such technical requirements as the Trustee may specify) and shall exercise its best efforts to accommodate any changes in the operational procedures and requirements which the Trustee may make upon prior notice to the FTPS Unit Servicing Agent. The Depositor acknowledges and agrees that the default of the FTPS Unit Servicing Agent in its obligations under this paragraph, or the performance by the FTPS Unit Servicing Agent of its obligations in a manner which shall adversely affect the Trustee's performance of its duties, shall be a sufficient grounds for the Trustee to remove the FTPS Unit Servicing Agent pursuant to Section 3.15(d) and
Section 4.05.

       (g) As used in this Section 3.15, "FTPS Unit holder," when referring to the records of the Trustee, shall mean the FTPS Unit Servicing Agent and, when referring to the records to be maintained by the FTPS Unit Servicing Agent, shall mean each owner of a FTPS Unit identified on the records of the FTPS Unit Servicing Agent."

    Section 3.16. Regulated Investment Company Election; Trustee's Reliance on Advice of the Trust Accountants with respect to Compliance with Regulated Investment Company Rules. For Trusts which intend to be treated and to qualify as a "regulated investment company," as set forth in the Prospectus for such Trusts, each such Trust elects to be treated and to qualify as a "regulated investment company" as defined in the Internal Revenue Code, and the Trustee is hereby directed to make such elections, including any appropriate election to be taxed as a corporation, as shall be necessary to effect such qualification.

        The Trustee will engage accountants selected by the Depositor to prepare or review tax returns and tax filings for each such Trust and otherwise to monitor all aspects of such Trust's compliance with the rules of the Internal Revenue Code applicable to regulated investment companies. The Trustee shall not be liable to any person for any actions taken upon the instruction of such accountants or for any omission in the absence of such instruction.


                                   ARTICLE IV


 EVALUATION OF SECURITIES; COMPENSATION FOR EVALUATION, PORTFOLIO SUPERVISION
             AND BOOKKEEPING AND ADMINISTRATIVE SERVICES; SUCCESSION

    Section 4.01. Evaluation of Securities. The Evaluator shall determine separately and promptly furnish to the Trustee, FTPS Unit Servicing Agent and the Depositor upon request the value of each issue of Securities of each Trust (treating separate maturities of Securities as separate issues) as of the close of trading on the New York Stock Exchange on the offering side of the market on each Business Day on which such exchange is open for trading until such time as the Evaluator and the Trustee have been informed by the Depositor that the initial public offering of the Certificates of the respective Trusts has been completed. After the initial public offering of the Certificates has been completed, the Evaluator shall determine separately and promptly furnish to the Trustee, FTPS Unit Servicing Agent and the Depositor upon request the value of each issue of Securities of a Trust (treating separate maturities of Securities as separate issues) as of the close of trading on the New York Stock Exchange on the bid side of the market on the days on which an evaluation of the Trust is required by Section 5.01. Such evaluations shall be made (i) on the basis of current bid or offering prices for the Securities of a Trust, (ii) if bid or offering prices are not available for any Securities of a Trust, on the basis of current bid or offering prices for comparable bonds, (iii) by determining the value of the Securities of a Trust on the bid or offering side of the market by appraisal, or (iv) by any combination of the above. Any evaluation of Securities which includes amounts attributable to Permanent Insurance, as defined in
Section 5.02 hereof, shall, to the extent necessary, include a deduction for amounts which would be payable as premiums to obtain Permanent Insurance if the Trustee had exercised the right to obtain Permanent Insurance. For each evaluation, the Evaluator shall also determine and furnish to the Trustee and the Depositor the aggregate of (a) the value of all Securities of a Trust on the basis of such evaluation, and (b) on the basis of the information furnished to the Evaluator by the Trustee pursuant to Section 3.03, the amount of cash then held in the Principal Account of the respective Trust which was received by the Trustee after the Record Date preceding such determination less amounts required for payment of Units tendered for redemption and payment of trust expenses, and less any amounts held in the Principal Account of the respective Trust for distribution to Certificateholders on a subsequent Distribution Date when a Record Date occurs four Business Days or less after such determination. For the purposes of the foregoing, the Evaluator may obtain current bid or offering prices for the Securities from investment dealers or brokers (including the Depositor) that customarily deal in municipal bonds and may value the Insurance on the Securities in such a manner as the Evaluator deems necessary for such valuation.

    Section 4.02. Information for Certificateholders. For the purpose of permitting Certificateholders to satisfy any reporting requirements of applicable federal or state tax law, the Evaluator shall make available to the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) and the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) shall transmit to any Certificateholder upon request any determinations made by it pursuant to Section 4.01.

    Section 4.03. Compensation for Services Provided. As compensation for providing portfolio supervisory services in its capacity as Portfolio Supervisor, evaluation services in its capacity as Evaluator, and for providing bookkeeping and other administrative services to the Trust of a character described in Section 26(a)(2)(C) of the Investment Company Act of 1940, and to the extent that such services are in addition to, and do not duplicate, the services to be provided hereunder by the Trustee, First Trust Advisors L.P. shall receive, in arrears, against a statement or statements therefor submitted to the Trustee monthly or annually an aggregate annual fee in the per Unit amount set forth in Part II of the Trust Agreement for the Trust, calculated based on the largest number of Units outstanding during the calendar year, except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of Units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which First Trust Advisors L.P. provides services described herein during less than the whole of such year). Such fee may exceed the actual cost of providing such services for the Trust, but at no time will the total amount received by First Trust Advisors L.P. for rendering the services described in this Section 4.03 and FTP Services LLC for rendering he services described in Section 3.15 to unit investment trusts of which the Depositor is the sponsor in any calendar year exceed the aggregate cost to First Trust Advisors L.P. and FTP Services LLC of supplying such services in such year. Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase after the date hereof in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unit holder hereunder shall not be required for any such adjustment or increase. Such compensation shall be paid by the Trustee, upon receipt of an invoice therefor from First Trust Advisors L.P., which shall constitute the representation by First Trust Advisors L.P. that the bookkeeping and administrative services for which compensation is claimed are properly compensable hereunder and that the aggregate cost incurred by First Trust Advisors L.P. of providing portfolio supervisory, evaluation and bookkeeping and administrative services hereunder was not less than the compensation claimed, upon which representation the Trustee may conclusively rely. Such compensation shall be charged against the Interest and/or Principal Accounts in accordance with Section 3.05.

        If the cash balance in the Interest and Principal Accounts shall be insufficient to provide for amounts payable pursuant to this Section 4.03, the Trustee shall have the power to sell (i) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (ii) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 4.03.

        Any monies payable to First Trust Advisors L.P. pursuant to this Section
4.03 shall be secured by a lien on the Trust prior to the interest of Unit holders, but no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 6.04 herein.

    Section 4.04. Liability of Evaluator. The Trustee, FTPS Unit Servicing Agent, the Depositor and the Certificateholders may rely on any evaluation furnished by First Trust Advisors L.P., acting in its capacity as Evaluator, and shall have no responsibility for the accuracy thereof. The determinations made by the Evaluator hereunder shall be made in good faith upon the basis of the best information available to it. The Evaluator shall be under no liability to the Trustee, FTPS Unit Servicing Agent, the Depositor or the Certificateholders for errors in judgment; provided, however, that this provision shall not protect the Evaluator against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

    Section 4.05. Resignation and Removal of Portfolio Supervisor and/or Evaluator and/or Provider of Bookkeeping Services Described in Section 4.03; Successor. (a) First Trust Advisors L.P. and any successor appointed as hereafter provided, in its capacity as Evaluator and/or Portfolio Supervisor and/or provider of bookkeeping services described in Section 4.03, may resign and be discharged hereunder by executing an instrument of resignation in writing and filing the same with the Depositor and the Trustee, not less than sixty days before the date specified in such instrument when, subject to Section 4.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor and the Trustee shall use their best efforts to appoint a successor to act in the capacity as to which the resignation applies, such successor to have qualifications and to be compensated at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the resigning party and one copy to the successor. The Depositor or the Trustee may remove the Evaluator and/or Portfolio Supervisor and/or party performing bookkeeping and administrative services at any time upon thirty days' written notice and appoint a successor to act in the capacity to which the removed applies, such successor to have qualifications and to be compensated at a rate of compensation satisfactory to the Depositor and the Trustee, provided, however, that so long as First Trust Portfolios L.P. is acting as Depositor, the Trustee shall have no power to remove any affiliate of the Depositor who may be acting in any such capacity or capacities. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the party removed and one copy to its successor. Notice of such resignation or removal and appointment of a successor shall be mailed by the Trustee to each Unit holder then of record.

       (b) Any successor evaluator and/or successor portfolio supervisor and/or provider of bookkeeping and administrative services described in Section 4.03, as appropriate, appointed hereunder, shall execute, acknowledge and deliver to the Depositor and the Trustee an instrument accepting such appointment hereunder, and such successor without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named herein and shall be bound by all the terms and conditions of this Indenture.

       (c) The Portfolio Supervisor may employ one or more sub-Portfolio Supervisors to assist in performing the services set forth in this Section 4.05 and shall not be answerable for the default of any such sub-Portfolio Supervisors if such sub-Portfolio Supervisors shall have been selected with reasonable care, provided, however, that the Portfolio Supervisor will indemnify and hold the Trust harmless from and against any loss occurring as a result of a sub-Portfolio Supervisor's willful misfeasance, reckless disregard, bad faith, or gross negligence in performing supervisory duties. The fees and expenses charged by such sub-Portfolio Supervisors shall be paid by the Portfolio Supervisor out of proceeds received by the Portfolio Supervisor in accordance with Section 4.03 hereof.

       (d) In case at any time the Evaluator and/or Portfolio Supervisor and/or provider of bookkeeping and administrative services described in Section 4.03 shall resign and no successor shall have been appointed and have accepted appointment within thirty days after notice of resignation has been received by the Depositor and the Trustee, the resigning party may forthwith apply to a court of competent jurisdiction for the appointment of a successor. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor.

       (e) Any corporation into which the Evaluator and/or Portfolio Supervisor and/or provider of bookkeeping and administrative services described in Section
4.03 hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Evaluator and/or Portfolio Supervisor and/or provider of bookkeeping and administrative services described in Section 4.03 hereunder shall be a party, shall be the successor under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, notwithstanding anything to the contrary contained herein or in any agreement relating to such merger or consolidation by which the Evaluator and/or Portfolio Supervisor and/or provider of bookkeeping and administrative services described in Section 4.03 may seek to retain certain powers, rights and privileges for any period of time following such merger or consolidation.

       (f) Any resignation or removal of the Evaluator and/or Portfolio Supervisor and/or provider of bookkeeping and administrative services described in Section 4.03 shall become effective upon acceptance of appointment by the successor as provided in subsection (b) hereof.


                                    ARTICLE V


           EVALUATION, REDEMPTION, PURCHASE, TRANSFER, INTERCHANGE OR
                           REPLACEMENT OF CERTIFICATES

    Section 5.01. Evaluation. The Trustee shall make an evaluation of each Trust as of the close of trading on the New York Stock Exchange on each Business Day on which such exchange is open for trading. For each Trust, and for all such purposes of determination of the aggregate price of the Securities in a Trust, the close of trading on the New York Stock Exchange shall be 4:00 p.m. Eastern time. Such evaluations shall take into account and itemize separately (a) the cash on hand in each Trust (other than cash declared held in trust to cover contracts to purchase bonds) or moneys in the process of being collected from matured interest coupons or bonds matured or called for redemption prior to maturity, (b) the value of each issue of the Securities in the respective Trust as last determined by the Evaluator pursuant to Section 4.01, and (c) interest accrued thereon not subject to collection and distribution. For each such evaluation there shall be deducted from the sum of the above (i) amounts representing any applicable taxes or governmental charges payable out of the respective Trust and for which no deductions shall have previously been made for the purpose of addition to the Reserve Account, (ii) amounts representing accrued expenses of such Trust including but not limited to unpaid fees and expenses of the Trustee, the Evaluator, the Portfolio Supervisor, the FTPS Unit Servicing Agent, the Depositor and bond counsel, in each case as reported by the Trustee to the Depositor on or prior to the date of evaluation, (iii) amounts representing unpaid accrued organization costs, and (iv) cash held for distribution to Certificateholders of record of the respective Trust as of a date prior to the evaluation then being made.

        The resulting figure is herein called a "Trust Fund Evaluation." Prior to the payment to the Depositor of its reimbursable organization costs to be made at the earlier of six months after the Initial Date of Deposit or the conclusion of the primary offering period in accordance with Section 3.10, for purposes of determining the Trust Fund Evaluation under this Section 5.01, the Trustee shall rely upon the amounts representing unpaid accrued organization costs in the estimated amount per Unit set forth in the Prospectus until such time as the Depositor notifies the Trust in writing of a revised estimated amount per Unit representing unpaid accrued organization costs. Upon receipt of such notice, the Trustee shall use this revised estimated amount per Unit representing unpaid accrued organization costs in determining the Trust Fund Evaluation but such revision of the estimated expenses shall not effect calculations made prior thereto and no adjustment shall be made in respect thereof. The value of the pro rata share of each Unit of the respective Trust determined on the basis of any such evaluation shall be referred to herein as the "Unit Value."

        The Depositor is authorized to obtain from The NASDAQ Stock Market, Inc. ("NASDAQ") Mutual Fund Quotation Service ("MFQS") a unit investment trust ticker symbol for a Trust and to contract with NASDAQ for the dissemination of the Trust Fund Evaluation computed by the Trustee pursuant to Section 5.01 of the Standard Terms and Conditions of Trust through the MFQS, provided, however, that no such contract shall affect the Trustee's duties or liabilities without its prior consent. When and as directed by the Depositor, the Trustee shall cause the Trust Fund Evaluation to be communicated to MFQS for such purpose. The Depositor and Trustee shall be reimbursed from the respective Trust for any cost or expense incurred in connection with the obtaining of the ticker symbol and the communication to MFQS and its dissemination of the Trust Fund Evaluation. Neither the Depositor nor the Trustee shall be liable for any error, omission or other action of NASDAQ in connection with the dissemination of the Trust Fund Evaluation, and the Depositor and the Trustee shall be indemnified by the respective Trust and held harmless against any loss, liability, claim or expense resulting from any error, omission or other action of NASDAQ. In no event shall the Trustee be liable to any person for special, indirect, or consequential damages of any kind whatsoever resulting from or in connection with the dissemination of the Trust Fund Evaluation through MFQS whether or not the Trustee has been advised as to the possibility of such damages and regardless of the form of action in which any such claim for damages may be made.

    Section 5.02. Redemptions by Trustee; Purchases by Depositor. Any Certificate tendered for redemption by a Certificateholder or his duly authorized attorney to the Trustee at its corporate trust office in the City of New York, shall be redeemed by the Trustee on the third Business Day following the day on which tender for redemption is made (being herein called the "Redemption Date"). Subject to payment by such Certificateholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made by payment on the Redemption Date of cash equivalent to the Unit Value, determined by the Trustee as of the close of trading on the New York Stock Exchange, on the date of tender multiplied by the number of Units represented by such Certificate plus interest allocable to the reduced Units accrued to (but not including) the Redemption Date (herein called the "Redemption Price"). Units received for redemption by the Trustee on any day after the close of trading on the New York Stock Exchange will be held by the Trustee until the next day on which the New York Stock Exchange is open for trading and will be deemed to have been tendered on such day for redemption at the Redemption Price computed on that day. For each Trust and for all such purposes of determination of the aggregate price of the Securities in a Trust, the close of trading on the New York Stock Exchange shall be 4:00 p.m. Eastern time.

        The Trustee may in its discretion, and shall when so directed by the Depositor in writing, suspend the right of redemption for Units of a Trust or postpone the date of payment of the Redemption Price for more than three Business Days following the day on which tender for redemption is made (i) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by such Trust of the Securities is not reasonably practicable or it is not reasonably practicable fairly to determine in accordance herewith the value of the Securities; or (iii) for such other period as the Securities and Exchange Commission may by order permit, and shall not be liable to any person or in any way for any loss of damage which may result from any such suspension or postponement.

        Not later than the close of business on the day of tender of a Certificate for redemption by a Certificateholder other than the Depositor, the Trustee shall notify the Depositor of such tender. The Depositor shall have the right to purchase such Certificate by notifying the Trustee of its election to make such purchase as soon as practicable thereafter but in no event subsequent to 12:00 p.m. Eastern time on the next Business Day after the day on which such Certificate was tendered for redemption. Such purchase shall be made by payment for such Certificate by the Depositor on the Redemption Date of an amount equal to the Redemption Price which would otherwise be payable by the Trustee to such Certificateholder.

        Any Certificate so purchased by the Depositor may at the option of the Depositor be tendered to the Trustee for redemption at the corporate trust office of the Trustee in the manner provided in the first paragraph of this
Section 5.02.

        If the Depositor does not elect to purchase any Certificate of a Trust tendered to the Trustee for redemption, or if a Certificate is being tendered by the Depositor for redemption, that portion of the Redemption Price which represents interest shall be withdrawn from the Interest Account of such Trust to the extent available. The balance paid on any redemption, including accrued interest, if any, shall be withdrawn from the Principal Account of such Trust to the extent that funds are available for such purpose. If such available balance shall be insufficient, the Trustee shall sell such of the Securities held in such Trust currently designated for such purposes by the Depositor as the Trustee in its sole discretion shall deem necessary. In the event that funds are withdrawn from the Principal Account for payment of accrued interest, the

Principal Account shall be reimbursed for such funds so withdrawn when sufficient funds are next available in the Interest Account.

        The Depositor shall maintain with the Trustee a current list of Securities held in each Trust designated to be sold for the purpose of redemption of Certificates of each Trust tendered for redemption and not purchased by the Depositor, and for payment of expenses hereunder, provided that if the Depositor shall for any reason fail to maintain such a list, the Trustee in its sole discretion, may designate a current list of Securities for such purposes. The net proceeds of any sales of Securities from such list representing principal shall be credited to the Principal Account of such Trust and the proceeds of such sales representing accrued interest shall be credited to the Interest Account of such Trust. With respect to the Insured Trusts, the Depositor shall also designate on such list of Securities designated to be sold, the Securities upon the sale of which the Trustee shall obtain permanent insurance (the "Permanent Insurance") from an Insurer, provided that if the Depositor shall for any reason fail to make such designation, the Trustee in its sole discretion, shall make such designation if it deems such designation to be in the best interests of Certificateholders. The Trustee is hereby authorized to pay and shall pay out of the proceeds of the sale of the Securities which are covered by Permanent Insurance, any premium for such Permanent Insurance and the net proceeds after such deduction shall be credited to the Principal and Interest Account as described above.

        Notwithstanding the foregoing, when directed by the Depositor or when determined by the Trustee, the Trustee may advance funds required to pay the Redemption Price, provided that the Trustee shall have no obligation to advance funds if the unreimbursed account advanced to the Trust for this purpose then equals at least $15,000. When directed by the Depositor or determined by the Trustee, but in all events as promptly as reasonably practicable whenever the unreimbursed account advanced by the Trustee equals or exceeds $15,000, the Trustee shall sell additional Securities and shall reimburse itself the amount of the advance, provided that the Trustee's right to reimbursement shall not be affected by any delay in sale or reimbursement. The Trustee's right to reimbursement shall be secured by a lien on the Trust prior to the interest of Unit holders.

        The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 5.02.

        Certificates evidencing Units redeemed pursuant to this Section 5.02 shall be canceled by the Trustee and the Unit or Units evidenced by such Certificates shall be terminated by such redemptions.

        When directed by the Depositor, the Trustee shall employ the Depositor as its agent for the purpose of executing sales of Securities. The Depositor will verify the Trustee's ownership of any Security prior to entering into a contract for its sale. The Trustee shall have no liability for loss or depreciation resulting from the Depositor's negligence or misconduct as such agent.


Section 5.03. Transfer or Interchange of Units and Certificates. Units will be held in uncertificated form unless the registered holder requests in writing to have such Units be held in certificated form. Units may be transferred by the registered holder thereof by presentation and surrender of such Units and Certificates, if issued, at the unit investment trust division office of the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the Unit holder or his authorized attorney, whereupon new Units or a new registered Certificate or Certificates for the same number of Units of the same Trust executed by the Trustee and the Depositor will be issued in exchange and substitution therefor and Certificates surrendered shall be cancelled by the Trustee. The registered holder of any Unit may transfer such Unit by the presentation of transfer instructions and Certificates, if issued, to the Trustee at the unit investment trust division office of the Trustee accompanied by such documents as the Trustee deems necessary to evidence the authority of the person making such transfer and executed by the registered holder or his authorized attorney, whereupon the Trustee shall make proper notification of such transfer on the registration books of the Trustee. Unit holders holding their Units in uncertificated form may at any time request the Trustee to issue Certificates for such Units and Certificateholders may at any time request that their Units be held in uncertificated form. The Trustee shall, upon receipt of such request in form satisfactory to it, accompanied by Certificates, if any, issue such Certificates, or cancel such Certificate and make such appropriate notations on its books, as may be requested by the registered holder of such Units or Certificates. Certificates issued pursuant to this Indenture are interchangeable for one or more other Certificates in an equal aggregate number of Units of the same Trust and all Certificates issued shall be issued in denominations of one Unit or any multiple thereof as may be requested by the Certificateholder.

The Trustee may deem and treat the person in whose name any Unit or Certificate shall be registered upon the books of the Trustee as the owner of such Unit or Units represented by such Certificate for all purposes hereunder and the Trustee shall not be affected by any notice to the contrary, nor be liable to any person or in any way for so deeming and treating the person in whose name any Unit or Certificate shall be so registered.

A sum sufficient to pay any tax or other governmental charge that may be imposed in connection with any such transfer or interchange shall be paid by the registered holder of the Unit or Certificate to the Trustee. The Trustee may require a holder to pay a reasonable fee which the Trustee in its sole discretion shall determine for each new Certificate issued on any such transfer or interchange.

All Certificates canceled pursuant to this Indenture shall be disposed of by the Trustee without liability on its part.

    Section 5.04. Certificates Mutilated, Destroyed, Stolen or Lost. In case any Certificate shall become mutilated, destroyed, stolen or lost, the Trustee shall execute and deliver a new Certificate in exchange and substitution therefor upon the holder's furnishing the Trustee with proper identification and satisfactory indemnity, complying with such other reasonable regulations and conditions as the Trustee may prescribe and paying such expenses as the Trustee may incur. Any mutilated Certificate shall be duly surrendered and canceled before any new Certificate shall be issued in exchange and substitution therefor. Upon the issuance of any new Certificate, a sum sufficient to pay any tax or other governmental charge and the fees and expenses of the Trustee may be imposed. Any such new Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the related Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        In the event the related Trust has terminated or is in the process of termination, the Trustee may, instead of issuing a new Certificate in exchange and substitution for any Certificate which shall have become mutilated or shall have been destroyed, stolen or lost, make the distributions in respect of such mutilated, destroyed, stolen or lost Certificate (without surrender thereof except in the case of a mutilated Certificate) as provided in Section 8.02 hereof if the Trustee is furnished with such security or indemnity as it may require to save it harmless, and in the case of destruction, loss or theft of a Certificate, evidence to the satisfaction of the Trustee of the destruction, loss or theft of such Certificate and of the ownership thereof.

                                   ARTICLE VI


                                     TRUSTEE

    Section 6.01. General Definition of Trustee's Liabilities, Rights and Duties. The Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect each Trust and the rights and interests of the Certificateholders pursuant to the terms of this Indenture; provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Interest and Principal Accounts of such Trust, and the payment of such costs and expenses shall be secured by a prior lien on such Trust.

        In addition to and notwithstanding the other duties, rights, privileges and liabilities of the Trustee as otherwise set forth, the liabilities of the Trustee are further defined as follows:

               (a) All moneys deposited with or received by the Trustee hereunder related to a Trust shall be held by it without interest in trust within the meaning of the Investment Company Act of 1940, as part of the Trust Fund or the Reserve Account of such Trust until required to be disbursed in accordance with the provisions of this Indenture, and such moneys will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference under applicable law, or if such preference is not so preserved the Trustee shall handle such moneys in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940.

               (b) The Trustee shall be under no liability for any action taken in good faith on any appraisal, paper, order list, demand, request, con-sent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document whether or not of the same kind prima facie properly executed, or for the disposition of moneys, Securities, Units, other property or Certificates pursuant to this Indenture, or in respect of any evaluation which it is required to make or is required or permitted to have made by others under this Indenture or otherwise, except by reason of its own negligence, lack of good faith or willful misconduct, provided that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator. The Trustee may construe any of the provisions of this Indenture, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any construction of any such provisions hereof by the Trustee in good faith shall be binding upon the parties hereto.

               (c) The Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Indenture or for the due execution hereof by the Depositor, the Portfolio Supervisor, the Evaluator, or the FTPS Unit Servicing Agent, or for the form, character, genuineness, sufficiency, value or validity of any Securities (except that the Trustee shall be responsible for the exercise of due care in determining the genuineness of Securities delivered to it pursuant to contracts for the purchase of such Securities) or for or in respect of the validity or sufficiency of the Units or the Certificates (except for the due execution thereof by the Trustee) or for the due execution thereof by the Depositor, or for any policy of Insurance, including

        (without limiting the foregoing) the terms thereof, its due execution and delivery or the payment by the Insurer of amounts due under, or the performance by the Insurer or its obligation in accordance with, the Insurance, if any, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Certificateholder, the FTPS Unit Servicing Agent or the Depositor other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signature by or on behalf of the Depositor, the Portfolio Supervisor, the FTPS Unit Servicing Agent or the Evaluator.

               (d) The Trustee shall be under no obligation to appear in, prosecute or defend any action which in its opinion may involve it in expense or liability, unless as often as required by the Trustee it shall be furnished with reasonable security and indemnity against such expense or liability, and any pecuniary cost of the Trustee from such actions shall be deductible from and a charge against the Interest and Principal Accounts of the affected Trust or Trusts. The Trustee shall in its discretion undertake any action as it may deem necessary at any and all times to protect the Trust and the rights and interests of the Certificateholders pursuant to the terms of this Indenture; provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Interest and Principal Accounts, and the payment of such costs and expenses shall be secured by a lien on the Trust prior to the interests of Certificateholders.

               (e) The Trustee may employ agents, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected with reasonable care. The Trustee shall be fully protected in respect of any action under this Indenture taken or suffered in good faith by the Trustee, in accordance with the opinion of counsel which may be counsel to the Depositor acceptable to the Trustee. The fees and expenses charged by such agents, attorneys, accountants and auditors shall constitute an expense of the Trust, reimbursable from the Interest and Principal Accounts of the affected Trust as set forth in Section 6.04 hereof.

               (f) If at any time the Depositor shall fail to undertake or perform any of the duties which by the terms of this Indenture are required by it to be undertaken or performed, or such Depositor shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of such Depositor or of its property shall be appointed, or any public officer shall take charge or control of such Depositor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case, the Trustee may: (1) appoint a successor depositor who shall act hereunder in all respects in place of such Depositor, which successor shall be satisfactory to the Trustee, and which may be compensated at rates deemed by the Trustee to be reasonable under the circumstances, by deduction ratably from the Interest Account of the affected Trusts or, to the extent funds are not available in such Account, from the Principal Accounts of the affected Trusts, but no such deduction shall be made exceeding such reasonable amount as the Securities and Exchange Commission may prescribe in accordance with Section 26(a)(2)(C) of the Investment Company Act of 1940, or (2) terminate this Indenture and the trust created hereby and liquidate the Trust Fund in the manner provided in Section 8.02.

               (g) If (i) the value of any Trust as shown by any evaluation by the Trustee pursuant to Section 5.01 hereof shall be less than 20% of the aggregate principal amount of Securities initially deposited in such Trust during the initial offering period, or (ii) by reason of the Depositor's redemption of Units of a Trust not theretofore sold constituting more than 60% of the number of Units initially authorized, the net worth of the Trust is reduced to less than 40% of the aggregate principal amount of Securities deposited in such Trust at the termination of the initial offering period, the Trustee may in its discretion, and shall when so directed by the Depositor, terminate this Indenture and the Trust created hereby and liquidate such Trust, all in the manner provided in Section 8.02.

               (h) In no event shall the Trustee be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee hereunder or upon or in respect of any Trust which it may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction in the premises. For all such taxes and charges and for any expenses, including counsel fees, which the Trustee may sustain or incur with respect to such taxes or charges, the Trustee shall be reimbursed and indemnified out of the Interest and Principal Accounts of the affected Trust, and the payment of such amounts so paid by the Trustee shall be secured by a prior lien on such Trust.

               (i) No payment to a Depositor or to any principal underwriter (as defined in the Investment Company Act of 1940) for the Trust or to any affiliated person (as so defined) or agent of a Depositor or such underwriter shall be allowed the Trustee as a expense except (a) for payment of such reasonable amounts as the Securities and Exchange Commission may prescribe as compensation for performing bookkeeping and other administrative services of a character normally performed by the Trustee, and (b) such other amounts permitted under the Investment Company Act of 1940.

               (j) The Trustee, except by reason of its own negligence or willful misconduct, shall not be liable for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture.

               (k) The Trustee is authorized to appoint as co-trustee of any Trust a trust company affiliated with the Trustee to perform the functions of custodian and receiving and paying agent.

               (l) The Trustee may act, and may engage any corporation, partnership or other entity affiliated with The Bank of New York Mellon (an "Affiliated Entity") to act, as broker or dealer to execute transactions, including the purchase or sale of any securities currently distributed, underwritten or issued by any Affiliated Entity, and receive, or pay to the Affiliated Entity, as applicable, compensation for such services at standard commission rates, markups or concessions.

               (m) The Trust may include (i) a letter or letters of credit meeting the requirements of Section 2.01 for the purchase of Securities or Contract Obligations issued by the Trustee in its individual capacity for the account of the Depositor or (ii) Securities issued by the Trustee, its parent, or affiliates, and the Trustee may otherwise deal with the Depositor and the Trust with the same rights and powers as if it were not the Trustee hereunder.

               (n) The Trustee in its individual or any other capacity may become an owner or pledgee of, or be an underwriter or dealer in respect of, obligations issued by the same issuer (or affiliate of such issuer) of any Securities at any time held as part of the Trust and may deal in any manner with the same or with the issuer (or an affiliate of the issuer) with the rights and powers as if it were not the Trustee hereunder.

    Section 6.02. Books, Records and Reports. The Trustee shall keep proper books of record and account of all the transactions of each Trust under this Indenture at its corporate trust office, including a record of the name and address of, and the Certificates issued by each Trust and held by, every Certificateholder, and such books and records of each Trust shall be open to inspection by any Certificateholder of such Trust at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute or rule or regulation thereunder.

        Unless the Depositor determines that such an audit is not required, the accounts of the Trust shall be audited not less than annually by independent public accountants designated from time to time by the Depositor and the reports of such accountants shall be furnished by the Trustee, upon request, to Certificateholders. So long as the Depositor is making a secondary market for Units, the Depositor shall bear the cost of such annual audits to the extent such cost exceeds $.50 per Unit.

        If provided for in the Prospectus for a Trust, the Trustee shall pay, or reimburse to the Depositor, the expenses related to the updating of the Trust's registration statement, to the extent of legal fees, typesetting fees, electronic filing expenses and regulatory filing fees. Such expenses shall be paid from the Income Account, or to the extent funds are not available in such Account, from the Principal Account, against an invoice or invoices therefor presented to the Trustee by the Depositor. By presenting such invoice or invoices, the Depositor shall be deemed to certify, upon which certification the Trustee is authorized conclusively to rely, that the amounts claimed therein are properly payable pursuant to this paragraph. The Depositor shall provide the Trustee, from time to time as requested, an estimate of the amount of such expenses, which the Trustee shall use for the purpose of estimating the accrual of Trust expenses. The amount paid by the Trust pursuant to this paragraph in each year shall be separately identified in the annual statement provided to Unit holders. The Depositor shall assure that the Prospectus for the Trust contains such disclosure as shall be necessary to permit payment by the Trust of the expenses contemplated by this paragraph under applicable laws and regulations.

        The provisions of this paragraph shall not limit the authority of the Trustee to pay, or reimburse to the Depositor or others, such other or additional expenses as may be determined to be payable from the Trust as provided in Section 6.02 of the Standard Terms and Conditions of Trust.

    Section 6.03. Indenture and List of Securities on File. The Trustee shall keep a certified copy or duplicate original of this Indenture on file at its corporate trust office available for inspection at all reasonable times during the usual business hours by any Certificateholder, together with a current list of the Securities in each Trust.

    Section 6.04. Compensation. For services performed under this Indenture the Trustee shall receive, in arrears, an annual fee in the per Unit amount set forth in Part II of the Trust Agreement for the Trust, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of Units outstanding during the period for which compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). The Trustee may adjust its rate of compensation provided for above in response to fluctuations in short term interest rates and average cash balances of the Trust accounts, reflecting the cost to the Trustee of advancing funds to the Trust to meet scheduled distributions, to provide funds for payment of redemptions, or otherwise, and changes in anticipated earnings on cash balances. The adjustment provided in the preceding sentence is in addition to the cost-of-living fee adjustment described below. However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. If provided for in the Prospectus for a Trust, during the first year of a Trust, such compensation shall be reduced by the amount of interest which accrues on any "when-issued" Securities and Contract Securities from the First Settlement Date, as defined in Part II of the Trust Agreement, to the respective delivery dates of such Securities and Contract Securities. The Depositor shall reimburse the Trustee the amount of such reduction on the First Settlement Date. The Trustee may from time to time adjust its compensation as set forth above, provided that total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent". The consent or concurrence of any Certificateholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be charged by the Trustee against the Interest and Principal Accounts of each Trust on or before the Distribution Date on which such period terminates; provided, however, that such compensation shall be deemed to provide only for the usual, normal and proper functions undertaken as Trustee pursuant to this Indenture. The Trustee shall charge the Interest and Principal Accounts relating to such Trust for any and all expenses and disbursements incurred hereunder, including insurance premiums, legal and auditing expenses, and for any extraordinary services performed by the Trustee hereunder relating to such Trust. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. The Depositor and Trustee will observe the procedures declared in Section 5.02 with respect to the purchase of Permanent Insurance in connection with any such sale of Securities from an Insured Trust.

        The Trustee shall be indemnified ratably by the affected Trust and held harmless against any loss or liability accruing to it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Trust, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises, including any loss, liability or expense incurred in acting pursuant to written directions to the Trustee given by the Depositor from time to time in accordance with the provisions of this Indenture or in undertaking actions from time to time which the Trustee deems necessary in its discretion to protect the Trust and the rights and interests of the Unit holders pursuant to the terms of this Indenture. If the cash balances in the Interest and Principal Accounts of the affected Trust shall be insufficient to provide for amounts payable pursuant to this Section 6.04, the Trustee shall have the power to sell
(i) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (ii) if no such Securities have been so designated, such Securities of the affected Trust as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 6.04. The Depositor and Trustee will observe the procedures described in Section 5.02 with respect to the purchase of Permanent Insurance in connection with any such sale of Securities from an Insured Trust.

        The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 6.04. Any moneys payable to the Trustee pursuant to this Section shall be secured by a prior lien on the affected Trust.

    Section 6.05. Removal and Resignation of Trustee; Successor. The following provisions shall provide for the removal and resignation of the Trustee and the appointment of any successor trustee:

               (a) The Trustee or any trustee or trustees hereafter appointed may resign and be discharged of the Trusts created by this Indenture, by executing an instrument in writing resigning as Trustee of such Trusts and filing same with the Depositor and mailing a copy of a notice of resignation to all Unit holders then of record, not less than 60 days before the date specified in such instrument when, subject to Section 6.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor trustee. The Depositor may remove the Trustee at any time with or without cause and appoint a successor Trustee by written instrument or instruments delivered not less than sixty days prior to the effective date of such removal and appointment to the Trustee so removed and to the successor Trustee. Notice of such resignation or removal of a Trustee and appointment of a successor trustee shall be mailed by the successor trustee, promptly after its acceptance of such appointment, to each Unit holder then of record.

               (b) Any successor trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor and to the resigning or removed Trustee an instrument accepting such appointment hereunder, and such successor trustee without any further act, deed or conveyance shall become vested with all the rights, powers and duties and obligations of its predecessor hereunder with like effect as if originally named Trustee herein and shall be bound by all the terms and conditions of this Indenture. Upon the request of such successor trustee, the Depositor and the resigning or removed Trustee shall, upon payment of any amounts due the resigning or removed Trustee, or provision therefor to the satisfaction of such resigning or removed Trustee, execute and deliver an instrument acknowledged by it transferring to such successor trustee all the rights and powers of the resigning or removed Trustee; and the resigning or removed Trustee shall transfer, deliver and pay over to the successor trustee all Securities and moneys at the time held by it hereunder, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the resigning or removed Trustee in the administration hereof as may be requested by the successor trustee, and shall thereupon be discharged from all duties and responsibilities under this Indenture.

               (c) In case at any time the Trustee shall resign and no successor trustee shall have been appointed and have accepted appointment within

       30 days after notice of resignation has been received by the Depositor, the retiring Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

               (d) Any corporation into which any trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any trustee hereunder shall be a party, shall be the successor trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

               (e) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section shall become effective upon acceptance of appointment by the successor trustee as provided in subsection (b) hereof. The Trustee's and each successor Trustee's right to indemnification shall survive its resignation or removal.

    Section 6.06. Qualifications of Trustee. The Trustee shall be a corporation organized and doing business under the laws of the United States or any state thereof, which is authorized under such laws to exercise corporate trust powers and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.


                                   ARTICLE VII


                          RIGHTS OF CERTIFICATEHOLDERS

    Section 7.01. Beneficiaries of Trust. By the purchase and acceptance or other lawful delivery and acceptance of any Certificate of a Trust, the Certificateholder shall be deemed to be a beneficiary of such Trust created by this Indenture and vested with all right, title and interest in such Trust to the extent of the Unit or Units set forth and evidenced by such Certificate, subject to the terms and conditions of this Indenture and of such Certificate.

    Section 7.02. Rights, Terms and Conditions. In addition to the other rights and powers set forth in the other provisions and conditions of this Indenture, the Certificateholders shall have the following rights and powers and shall be subject to the following terms and conditions:

               (a) A Certificateholder may at any time prior to the Trustee's close of business as of the date on which the Trust is terminated tender his Certificate or Certificates to the Trustee for redemption in accordance with Section 5.02.

               (b) The death or incapacity of any Certificateholder shall not operate to terminate this Indenture or a related Trust, nor entitle his legal representatives or heirs to claim an accounting or to take any action or proceeding in any court of competent jurisdiction for a partition or winding up of the Trust Fund or a related Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Each Certificateholder expressly waives any right he may have under any rule of law, of the provisions of any statute, or otherwise, to require the Trustee at any time to account, in any manner other than as expressly provided in this Indenture, in respect of the Securities or moneys from time to time received, held and applied by the Trustee hereunder.

               (c) No Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund, a related Trust, or the obligations and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder ever be under any liability to any third persons by reason of any action taken by the parties to this Indenture, or any other cause whatsoever.


                                  ARTICLE VIII


                 ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS

Section 8.01. Amendments. This Indenture may be amended from time to time by the Depositor and Trustee hereto or their respective successors, without the consent of any of the Certificateholders (a) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein; (b) to make any amendment required by any governmental agency; or (c) to make such other provision regarding matters or questions arising hereunder as the Depositor determines shall not be materially adverse to the interests of the Certificateholders; provided, however, that the parties hereto may not amend this Indenture so as to (i) increase the number of Units issuable hereunder above the amount issued pursuant to Section 2.03, except as provided in Section 5.04 hereof, or such lesser amount as may be outstanding at any time during the term of this Indenture, or
(ii) subject to Sections 3.08 and 3.14, permit the deposit or acquisition hereunder of interest bearing obligations or other securities either in addition to or in substitution for any of the Securities.

        Promptly after the execution of any such amendment, the Trustee shall furnish written notification to all then outstanding Certificateholders of the substance of such amendment.

    Section 8.02. Termination. This Indenture and each Trust created hereby shall terminate upon the maturity, redemption, sale or other disposition as the case may be of the last Security held in such Trust hereunder unless sooner terminated as hereinbefore specified, and may be terminated at any time by the written consent of 100% of the Certificateholders of the respective Trust; provided that in no event shall any Trust continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of this Indenture (the "Mandatory Termination Date"); and provided further, that in connection with any such liquidation, it shall not be necessary for the Trustee to dispose of any Security or Securities of the respective Trust if retention of such Security or Securities of the respective Trust, until due, shall be deemed to be in the best interests of Certificateholders of the respective trust, including but not limited to, situations in which a Security or Securities are in default, situations in which a Security or Securities reflect a deteriorated market price resulting from a fear of default, and situations in which a Security or Securities mature after the Mandatory Termination Date. The Depositor and Trustee will observe the procedures described in Section 5.02 with respect to the purchase of Permanent Insurance in connection with the liquidation of Securities of an Insured Trust. Upon the date of termination, the registration books of the Trustee shall be closed.

        Written notice of any termination, specifying the time or times at which the Certificateholders of such Trust may surrender their Certificates for cancellations shall be given by the Trustee to each Certificateholder at his address appearing on the registration books of the Trustee. Upon the date of termination, the registration books of the Trustee will be closed. Within a reasonable period of time after such termination, the Trustee shall fully liquidate the Securities of such Trust then held, if any, and shall:

               (a) deduct from the Interest Account of such Trust or, to the extent that funds are not available in such Account of such Trust, from the Principal Account of such Trust, and pay to itself individually an amount equal to the sum of (i) its accrued compensation for its ordinary recurring services, (ii) any compensation due it for its extraordinary services in connection with such Trust, and (iii) any costs, expenses or indemnities in connection with such Trust as provided herein;

               (b) deduct from the Interest Account of such Trust or, to the extent that funds are not available in such Account, from the Principal Account of such Trust, and pay accrued and unpaid fees of the Evaluator, the Portfolio Supervisor, the FTPS Unit Servicing Agent and bond counsel in connection with such Trust, if any;

               (c) deduct from the Interest Account of such Trust or the Principal Account of such Trust any amounts which may be required to be deposited in the Reserve Account to provide for payment of any applicable taxes or other governmental charges and any other amounts which may be required to meet expenses incurred under this Indenture in connection with such Trust;

               (d) distribute to each Certificateholder of such Trust, upon surrender for cancellation of his Certificate or Certificates, such holder's pro rata share of the balance of the Interest Account of such Trust;

               (e) distribute to each Certificateholder of such Trust, upon surrender for cancellation of his Certificate or Certificates, such holder's pro rata share of the balance of the Principal Account of such Trust; and

               (f) together with such distribution to each Certificateholder as provided for in (d) and (e), furnish to each such Certificateholder a final distribution statement as of the date of the computation of the amount distributable to Certificateholders, setting forth the data and information in substantially the form and manner provided for in Section
        3.06 hereof.

        The amounts to be so distributed to each Certificateholder shall be that pro rata share of the balance of the total Interest and Principal Accounts of such Trust as shall be represented by the units therein evidenced by the outstanding Certificate or Certificates held of record by such Certificateholder.

        The Trustee shall be under no liability with respect to moneys held by it in the Interest, Reserve and Principal Accounts of a Trust upon termination except to hold the same in trust within the meaning of the Investment Company Act of 1940, without interest until disposed of in accordance with the terms of this Indenture.

        Cash or property received by the Trustee for a Trust subsequent to its termination shall, unless previously allocated to Certificateholders as of a specified Record Date as directed by the Depositor, shall be distributed to Certificateholders of Record as of the date of the Trust termination.

        In the event that all of the Certificateholders of such Trust shall not surrender their Certificates for cancellation within six months after the time specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the liquidation distribution with respect thereto. If within one year after the second notice all the Certificates of such Trust shall not have been surrendered for cancellation, the Trustee may take steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the moneys and other assets which remain in trust hereunder.

    Section 8.03. Construction. This Indenture is executed and delivered in the state of New York, and all laws or rules of construction of such state shall govern the rights of the parties hereto and the Certificateholders and the interpretation of the provisions hereof.

    Section 8.04. Registration of Certificates. The Depositor agrees and undertakes on its own part to register the Certificates with the Securities and Exchange Commission or other applicable governmental agency, Federal or state, pursuant to applicable Federal or state statutes, if such registration shall be required, and to do all things that may be necessary or required to comply with this provision during the term of the Trust Fund created hereunder, and the Trustee shall incur no liability or be under any obligation or expenses in connection therewith, except as provided in Section 3.01 and Section 6.02.

    Section 8.05. Written Notice. Any notice, demand, direction or instruction to be given to either the Depositor, Portfolio Supervisor, FTPS Unit Servicing Agent or Evaluator shall be in writing and shall be duly given if mailed or delivered to such party at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or at such other address as shall be specified by the Depositor, Portfolio Supervisor, FTPS Unit Servicing Agent or Evaluator to the other parties hereto in writing.

        Any notice, demand, direction or instruction to be given to the Trustee shall be in writing and shall be duly given if mailed or delivered to the Unit Investment Trust offices of the Trustee, 101 Barclay Street, Fl. 20W, New York, New York 10286, or such other address as shall be specified by the Trustee to the other parties hereto in writing.

        Any notice to be given to the Certificateholders shall be duly given if mailed by first class mail with postage prepaid or delivered to each Certificateholder at the address of such holder appearing on the registration books of the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units).

    Section 8.06. Severability. If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be held contrary to any express provision of law or contrary to policy of express law, though not expressly prohibited, or against public policy, or shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Certificates or the rights of the holders thereof.

    Section 8.07. Dissolution of Depositor Not to Terminate. The dissolution of the Depositor for any cause whatsoever shall not operate to terminate this Indenture or any Trust Fund insofar as the duties and obligations of the Trustee are concerned.

        IN WITNESS WHEREOF, First Trust Portfolios L.P., The Bank of New York Mellon, First Trust Advisors L.P. and FTP Services LLC have each caused these Standard Terms and Conditions of Trust to be executed and the respective corporate seal to be hereto affixed and attested (if applicable) by authorized officers; all as of the day, month and year first above written.

                                     FIRST TRUST PORTFOLIOS L.P.,
                                       Depositor


                                     By
                                      _________________________________________




                                     THE BANK OF NEW YORK MELLON, TRUSTEE


                                     By
                                     __________________________________________


(SEAL)

Attest:

____________________________
Assistant Secretary
                                 FIRST TRUST ADVISORS L.P.,
                                     Evaluator



                                   By
                                   ___________________________________________





                                 FIRST TRUST ADVISORS L.P.,
                                     Portfolio Supervisor


                                  By
                                  ___________________________________________




                                  FTP SERVICES LLC, FTPS Unit Servicing Agent


                                 By
                                 ___________________________________________

STATE OF ILLINOIS            )
                             )   SS
COUNTY OF [         ]        )

        I, [ ], a Notary Public in and for the said County and State aforesaid, do hereby certify that [ ], personally known to me to be the same person whose name is subscribed to the foregoing instrument, and personally known to me to be a [ ] of First Trust Portfolios L.P., a limited partnership, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act as such [ ] and as the free and voluntary act of said First Trust Portfolios L.P., for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal on February 19, 2009.


                                                  _____________________________

                                                          Notary Public

(SEAL)

My commission expires:

STATE OF NEW YORK            )
                             )   SS
COUNTY OF NEW YORK           )

        On February 19, 2009 before me personally came [ ], to me known, who being by me duly sworn said that he resides at [ ]; that he is [ ] of The Bank of New York Mellon, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of the said corporation; and that he signed his name thereto by like authority.


                                                  _____________________________

                                                              Notary Public

(SEAL)

My commission expires:

STATE OF ILLINOIS            )
                             )   SS
COUNTY OF [         ]        )

        I, [ ], a Notary Public in and for said County and State aforesaid, do hereby certify that [ ], personally known to me to be the same person whose name is subscribed to the foregoing instrument, and personally known to me to be a [ ] of First Trust Advisors L.P., a limited partnership, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act as such [ ] and as the free and voluntary act of said First Trust Advisors L.P. for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal on February 19, 2009.

                                                  _____________________________

                                                               Notary Public

(SEAL)

My commission expires:

STATE OF ILLINOIS            )
                             )   SS
COUNTY OF [         ]        )

        I, [ ], a Notary Public in and for the said County and State aforesaid, do hereby certify that [ ], personally known to me to be the same person whose name is subscribed to the foregoing instrument, and personally known to me to be a [ ] of FTP Services LLC, a limited liability corporation, appeared before me this day in person and acknowledged that he signed, sealed with the corporate seal of said FTP Services LLC and delivered the said instrument as his free and voluntary act as such [ ], and as the free and voluntary act of said FTP Services LLC for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal on February 19, 2009.

                                                  _____________________________

                                                                 Notary Public
(SEAL)

My commission expires:

                                   SCHEDULE A


                         SECURITIES INITIALLY DEPOSITED


                       THE FIRST TRUST COMBINED SERIES 283

               (Note: For the purposes of Schedule A, the Schedule may be completed using the column headings shown below or a printed copy of the "Security Portfolio" for each Trust as the same appears in the Prospectus pertaining to The First Trust Combined Series 283 and appropriately designated "Schedule A" may be attached hereto.)

PRINCIPAL       FULL NAME                                      COST
AMOUNT          OF              DATE OF          COUPON        TO
DEPOSITED       OBLIGATIONS     MATURITY         RATE          FUND      RATING